UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒ Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to §240.14a-12

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

5300 Memorial Drive, Suite 1150

Houston, TX 77007

September 15, 2026

Dear Contract Owner:

The Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) is pleased to invite you to a joint special meeting (the “Special Meeting”) of the shareholders of each portfolio organized as a series of the Trusts (each, a “Portfolio” and collectively, the “Portfolios”) to be held on Tuesday, November 24, 2026, at 11:00 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

Although you are not directly a shareholder of any Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting.

SunAmerica Asset Management, LLC (“SunAmerica”) serves as the investment adviser for each Portfolio.

At the Special Meeting, shareholders will be asked to consider and vote on the following proposals:

1.	To elect ten (10) Trustees to the Board of each Trust effective January 1, 2027; and

2.

To approve a change in sub-classification from diversified to non-diversified of each of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio, each a series of SAST.

As an owner of a Variable Contract who indirectly invests in one or more of the Portfolios, you are being asked to provide voting instructions on each applicable proposal. The Board of each Trust has determined that each of the proposals is in the best interests of the Trust and each Portfolio to which it applies, its shareholders and owners of Variable Contracts such as you and unanimously recommends that you vote in favor of each proposal relating to your Portfolio(s).

SunAmerica has attached a “Questions & Answers” section to assist you in evaluating each proposal. We encourage you to review the enclosed materials carefully. You may vote prior to the Special Meeting in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;

•	By Internet at the website address listed on the enclosed proxy card or voting instruction card; or

•	By returning the enclosed proxy card or voting instruction card in the postage-paid envelope.

You may also vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ John T. Genoy

John T. Genoy
President of Seasons Series Trust and SunAmerica Series Trust

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the proposals on which you are being asked to vote. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

You were sent this Proxy Statement because you are an owner of a variable annuity contract or variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”) and you are indirectly invested in one or more of the investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of Seasons Series Trust (“SST”) or SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”). Contract Owners have a beneficial interest in a Portfolio, but do not invest directly in or hold shares of the Portfolio. The Life Companies, as the shareholders of a Portfolio, have voting rights with respect to the Portfolio shares, but pass through those voting rights to Contract Owners. Accordingly, as a Contract Owner, you have the right to instruct your Life Company how to vote Portfolio shares attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the joint special meeting (the “Special Meeting”) of the shareholders of each Portfolio to be held on Tuesday, November 24, 2026, at 11:00 a.m. Eastern Time. You may also submit your voting instructions at the Special Meeting. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and provide your voting instructions or cast your vote(s), as applicable, by accessing an event link.

For convenience, we refer to Contract Owners as “shareholders.” Additionally, any reference to Contract Owners owning “shares” of a Portfolio refers to owning accumulation units of the subaccount that invests in such Portfolio.

Q:	What is the purpose of the Special Meeting?

A:

The Board of Trustees of each Trust (each, a “Board” and together, the “Boards” and the members of which are referred to as “Trustees”) has called the Special Meeting to request that you consider and vote on the following proposals with respect to the Portfolio(s) in which you are invested:

1.	To elect ten (10) Trustees to the Board of each Trust effective January 1, 2027; and

2.

To approve a change in sub-classification from diversified to non-diversified of each of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio, each a series of SAST.

PROPOSAL 1: TO ELECT TEN (10) TRUSTEES TO THE BOARDS OF EACH TRUST EFFECTIVE JANUARY 1, 2027

Q:	Who are the nominees to serve as Trustees that shareholders are being asked to elect?

A:

The nominees for each Board are Sherilyn Anderson, Julian Sluyters, Jane Mancini, Bonnie Wongtrakool, Tracey C. Doi, Christianne F. Kerns, Charles H. Self III, Martha B. Willis, John T. Genoy, and Michal Levy. Other than Ms. Anderson, Ms. Mancini, Ms. Wongtrakool and Mr. Sluyters, all nominees currently serve as Trustees on the Trusts. If elected, Ms. Anderson, Ms. Mancini, Ms. Wongtrakool and Mr. Sluyters would be new Trustees and would begin serving as Trustees effective January 1, 2027.

i

PROPOSAL 2: TO APPROVE A CHANGE IN SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED OF EACH OF THE SA AB GROWTH PORTFOLIO, SA FRANKLIN SYSTEMATIC U.S. LARGE CAP CORE PORTFOLIO, SA JPMORGAN EMERGING MARKETS PORTFOLIO, SA JPMORGAN LARGE CAP CORE PORTFOLIO, AND SA WELLINGTON CAPITAL APPRECIATION PORTFOLIO, EACH A SERIES OF SAST.

Q:

Why are shareholders of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio being asked to approve a change to the sub-classification of their Portfolio from “diversified” to “non-diversified”?

A:

Each Portfolio is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the Investment Company Act of 1940 Act, as amended (the “1940 Act”). As a diversified fund, each Portfolio is generally limited as to the amount it may invest in any single issuer. The Board has approved a change to each Portfolio’s sub-classification under the 1940 Act to a “non-diversified” fund. This change is subject to the approval of shareholders of each respective Portfolio.

Each of the Portfolios has seen the principal market(s) in which they invest become more concentrated over time, as reflected in their benchmark indices. Although each Portfolio is actively managed, a Portfolio’s benchmark index seeks to reflect the market performance of the types of securities in which the Portfolio primarily invests, and each Portfolio invests significantly in benchmark securities. Over the past several months, certain stocks contained in each Portfolio’s benchmark have experienced increases in their market capitalizations. A Portfolio’s benchmark index is not limited by the 1940 Act diversification requirement. As a result, the benchmark indices have become more concentrated at the individual stock level, reflecting the applicable market’s concentration. This level of concentration coupled with the limitations placed on a diversified fund can, at times, constrain a Portfolio’s ability to fully achieve target exposures to individual securities. The current diversified status of each Portfolio limits its ability to invest above 5% in certain issuers and could require a Portfolio to be underweight at least some of the top holdings in its benchmark, even if the Portfolio management team finds them to be attractive investment opportunities. This limitation can ultimately inhibit the opportunity for a Portfolio to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified funds with similar strategies. Because a non-diversified fund may invest a larger portion of its assets than a diversified fund in a single company or several companies, the Portfolio’s risk may be increased because the performance of a single holding or several holdings can have a significant impact on the Portfolio’s performance.

VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	Each of the Boards recommends that shareholders vote “FOR” each proposal that applies to the Portfolios overseen by that Board.

Each Board believes that approval of each proposal is in the best interests of its respective Trust and Portfolios, as well as being in the best interests of shareholders.

Q:	Who is eligible to vote?

A:

Shareholders directly or indirectly invested in shares of a Portfolio as of the close of business on September 4, 2026, are eligible to vote or instruct their Life Company as to how to vote their shares.

Shares of certain Portfolios are held by other Portfolios that are operated as “funds-of-funds” under the 1940 Act. The Portfolios that are “funds-of-funds” do not pass through the voting rights with respect to their underlying Portfolios to the contract holders that own their shares. Those Portfolios will vote their shares of the underlying Portfolios according to their own proxy voting policies.

Q:	How do I vote my shares?

A:

You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the Special Meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” below.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing a unique event link that will be provided to you prior to the Special Meeting. To register to attend the virtual meeting, please send an email to the proxy solicitor, EQ, at attendameeting@equiniti.com. Please include “Venerable Funds” in the subject line and provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 12:00 p.m. Eastern Time, on Monday November 23, 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

For shareholders who own shares through a Variable Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Portfolio shares in the same proportions as the instructions received from all Contract Owners with assets invested in the Portfolio. Shares for which the Life Companies receive no timely voting instructions, an unsigned voting instruction card or a signed but uninstructed voting card from a Contract Owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote.

Q:	Why are multiple proxy cards or voting instruction cards enclosed?

A:

If you are a shareholder of more than one Portfolio or of a Portfolio in more than one Variable Contract, you may receive more than one proxy card or voting instruction card. Please execute each card received separately, or if you wish to vote the same for each proposal for which you are eligible, you may execute one card checking the appropriate box to apply that vote to all your shares.

Q:	Whom do I contact if I have questions?

A:

If you have questions regarding a proposal, please feel free to call our proxy solicitor, EQ Fund Solutions (“EQ”), at (800) 859-8511 between the hours of 6:00 a.m. and 3:00 p.m. Pacific Time or 9:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS OR PROXY CARDS

The following general rules for signing voting instruction cards or proxy cards may be of assistance to you.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card or the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card or proxy card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp., by John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Important additional information about the proposals is set forth in the accompanying Proxy Statement.

Please read it carefully.

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

5300 Memorial Drive, Suite 1150

Houston, TX 77007

(800) 445-7862

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, NOVEMBER 24, 2026

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Special Meeting”) of the shareholders of each of the various investment portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) will be held on Tuesday, November 24, 2026, at 11:00 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link, as detailed below.

SunAmerica Asset Management, LLC (“SunAmerica”) serves as the investment adviser for each Portfolio.

The Special Meeting is being held to consider and vote on the following proposals:

1.

To elect ten (10) Trustees to the Board of Trustees (the “Board”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) effective January 1, 2027 (with respect to each Trust, to be voted on by shareholders of all the Portfolios of the Trust voting together);and

2.

To approve a change in sub-classification from diversified to non-diversified of each of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio, each a series of SAST (with respect to each Portfolio, to be voted on by shareholders of the Portfolio voting separately).

The Board of each Trust has fixed the close of business on September 4, 2026 (the “Record Date”) as the record date for determination of shareholders of each relevant Portfolio entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link. To register to attend the virtual meeting, please send an email to the proxy solicitor, EQ, at attendameeting@equiniti.com. Please include “Venerable Funds” in the subject line and provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 12:00 p.m. Eastern Time, on Monday November 23, 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

v

Although you are not directly a shareholder of the Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting of shareholders. The Life Companies, through the Separate Accounts, are the record owners of the Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. The rights accompanying shares of the Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, the Life Companies will vote shares held in the Separate Accounts for which voting instructions are timely received from the holders of the Variable Contracts in a manner consistent with those instructions. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Portfolio shares held in Separate Accounts for which no timely instructions or signed voting instruction forms are received from the holders of the Variable Contracts, as well as shares the Life Company owns, in the same proportion as those shares for which such Life Company receives voting instructions. This practice is commonly referred to as “echo voting.” Certain Portfolios that are operated as “funds-of-funds” also hold shares of other Portfolios and will vote their shares of the underlying Portfolios according to their own proxy voting policies.

A Proxy Statement is attached to this Notice that describes the proposals to be voted upon at the Special Meeting and any postponements and adjournments thereof. For purposes of the enclosed Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of the Variable Contract.

Your vote is important regardless of the size of your holdings in the Portfolio(s). Whether or not you expect to be present at the Special Meeting virtually, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see pages 24-26 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meeting, you may revoke your proxy at any time prior to its exercise at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This notice and the accompanying Proxy Statement are available on the Internet at https://vote.proxyonline.com/Venerable/docs/proxy2026.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS WITH RESPECT TO YOUR PORTFOLIO(S), AS APPLICABLE.

By order of the Boards of Trustees,

/s/ Kristina Magolis
Kristina Magolis
Secretary of Seasons Series Trust and SunAmerica Series Trust
New York, New York
September 15, 2026

Portfolios Holding Joint Special Meeting of Shareholders on Tuesday, November 24, 2026

Seasons Series Trust

SA Allocation Aggressive Portfolio

SA Allocation Balanced Portfolio

SA Allocation Moderate Portfolio

SA Allocation Moderately Aggressive Portfolio

SA American Century Inflation Managed Portfolio

SA Columbia Focused Value Portfolio

SA Franklin Allocation Moderately Aggressive Portfolio

SA Multi-Managed Diversified Fixed Income Portfolio

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Large Cap Value Portfolio

SA Multi-Managed Mid Cap Growth Portfolio

SA Multi-Managed Mid Cap Value Portfolio

SA Multi-Managed Small Cap Portfolio

SunAmerica Series Trust

SA AB Growth Portfolio

SA AB Small & Mid Cap Value Portfolio

SA American Funds® Asset Allocation Portfolio

SA American Funds® Global Growth Portfolio

SA American Funds® Growth Portfolio

SA American Funds® Growth-Income Portfolio

SA American Funds® VCP Managed Allocation Portfolio

SA BlackRock Advantage International Portfolio

SA BlackRock Multi-Factor 70/30 Portfolio

SA Emerging Markets Equity Index Portfolio

SA Federated Hermes Corporate Bond Portfolio

SA Fidelity Institutional AM® Global Equities Portfolio

SA Fidelity Institutional AM® International Growth Portfolio

SA Fidelity Institutional AM® Real Estate Portfolio

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index Portfolio

SA Franklin BW U.S. Large Cap Value Portfolio

SA Franklin Small Company Value Portfolio

SA Franklin Systematic U.S. Large Cap Core Portfolio

SA Franklin Systematic U.S. Large Cap Value Portfolio

SA Franklin Tactical Opportunities Portfolio

SA Global Index Allocation 60/40 Portfolio

SA Global Index Allocation 75/25 Portfolio

SA Global Index Allocation 90/10 Portfolio

SA Goldman Sachs Government and Quality Bond Portfolio

SA Goldman Sachs Multi-Asset Insights Portfolio

SA Index Allocation 60/40 Portfolio

SA Index Allocation 80/20 Portfolio

SA Index Allocation 90/10 Portfolio

SA International Index Portfolio

SA Invesco Growth Opportunities Portfolio

SA Janus Focused Growth Portfolio

SA JPMorgan Diversified Balanced Portfolio

SA JPMorgan Emerging Markets Portfolio

SA JPMorgan Equity-Income Portfolio

SA JPMorgan Large Cap Core Portfolio

SA JPMorgan MFS Core Bond Portfolio

SA JPMorgan Mid-Cap Growth Portfolio

SA JPMorgan Ultra-Short Bond Portfolio

SA Large Cap Growth Index Portfolio

SA Large Cap Index Portfolio

SA Large Cap Value Index Portfolio

SA MFS Large Cap Growth Portfolio

SA MFS Massachusetts Investors Trust Portfolio

SA MFS Total Return Portfolio

SA Mid Cap Index Portfolio

SA PIMCO Global Bond Opportunities Portfolio

SA PIMCO RAE International Value Portfolio

SA PineBridge High-Yield Bond Portfolio

SA Putnam International Value Portfolio

SA Schroders VCP Global Allocation Portfolio

SA Small Cap Index Portfolio

SA T. Rowe Price Allocation Moderately Aggressive Portfolio

SA T. Rowe Price VCP Balanced Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

SA VCP Index Allocation Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Strategic Multi-Asset Portfolio

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

5300 Memorial Drive, Suite 1150

Houston, TX 77007

(800) 445-7862

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is being furnished on behalf of the Boards of Trustees (each, a “Board” and together, the “Boards” and the members of which are referred to as “Trustees”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) in connection with the joint special meeting (the “Special Meeting”) of shareholders of each of the various investment portfolios of the Trusts listed in the accompanying Notice of Joint Special Meeting of Shareholders (each, a “Portfolio” and collectively, the “Portfolios”) to be held on Tuesday, November 24, 2026, at 11:00 a.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link.

Shareholders of record of each Portfolio at the close of business on September 4, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof. This Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders are being mailed to shareholders of each Portfolio on or about September 21, 2026. Each Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.

To register to attend the virtual meeting, please send an email to the proxy solicitor, EQ, at attendameeting@equiniti.com. Please include “Venerable Funds” in the subject line and provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 12:00 p.m. Eastern Time, on Monday November 23, 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email. You may vote during the Special Meeting.

The purpose of the Special Meeting is for shareholders to consider and vote on the proposals affecting the Portfolios listed below and as more fully described herein (not all proposals apply to each Portfolio).

SunAmerica Asset Management, LLC (“SunAmerica”) serves as the investment adviser for each Portfolio.

The Special Meeting is being held to consider and vote on the following proposals:

1.	To elect ten (10) Trustees to the Board of each Trust effective January 1, 2027 (with respect to each Trust, to be voted on by shareholders of all the Portfolios of the Trust voting together); and

2.

To approve a change in sub-classification from diversified to non-diversified of each of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio, each a series of SAST (with respect to each Portfolio, to be voted on by shareholders of the Portfolio voting separately).

Although you are not directly a shareholder of the Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Nassau Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting. The Life Companies, through the Separate Accounts, are the record owners of the Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. The rights accompanying shares of the Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, the Life Companies will vote shares held in the Separate Accounts for which voting instructions are timely received from the holders of the Variable Contracts in a manner consistent with those instructions. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Portfolio shares held in Separate Accounts for which no timely instructions or signed voting instruction forms are received from the holders of the Variable Contracts, as well as shares the Life Company owns, in the same proportion as those shares for which such Life Company receives voting instructions. This practice is commonly referred to as “echo voting.” Certain Portfolios that are operated as “funds-of-funds” also hold shares of other Portfolios and will vote their shares of the underlying Portfolios according to their own proxy voting policies.

For ease of reference, throughout this Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of the Variable Contract.

SUMMARY OF PROPOSALS AND PORTFOLIOS VOTING

The following chart shows the proposals that shareholders of each of the Portfolios will be asked to vote on at the Special Meeting.

Portfolio	Proposal No. 1 – To Elect Trustees	Proposal No. 2 – To Approve A Change In Certain Portfolio’s Diversification Sub- Classification
SAST – SA AB Growth Portfolio	●	●
SAST – SA AB Small & Mid Cap Value Portfolio	●
SAST – SA American Funds® Asset Allocation Portfolio*	●
SAST – SA American Funds® Global Growth Portfolio*	●
SAST – SA American Funds® Growth Portfolio*	●
SAST – SA American Funds® Growth- Income Portfolio*	●
SAST – SA American Funds® VCP Managed Allocation Portfolio*	●
SAST – SA BlackRock Advantage International Portfolio	●
SAST – SA BlackRock Multi-Factor 70/30 Portfolio	●
SAST – SA Emerging Markets Equity Index Portfolio	●
SAST – SA Federated Hermes Corporate Bond Portfolio	●
SAST – SA Fidelity Institutional AM® Global Equities Portfolio	●
SAST – SA Fidelity Institutional AM® International Growth Portfolio	●
SAST – SA Fidelity Institutional AM® Real Estate Portfolio	●
SAST – SA Fixed Income Index Portfolio	●
SAST – SA Fixed Income Intermediate Index Portfolio	●
SAST – SA Franklin BW U.S. Large Cap Value Portfolio	●
SAST – SA Franklin Small Company Value Portfolio	●
SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	●	●
SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	●
SAST – SA Franklin Tactical Opportunities Portfolio	●
SAST – SA Global Index Allocation 60/40 Portfolio	●
SAST – SA Global Index Allocation 75/25 Portfolio	●

Portfolio	Proposal No. 1 – To Elect Trustees	Proposal No. 2 – To Approve A Change In Certain Portfolio’s Diversification Sub- Classification
SAST – SA Global Index Allocation 90/10 Portfolio	●
SAST – SA Goldman Sachs Government and Quality Bond Portfolio**	●
SAST – SA Goldman Sachs Multi- Asset Insights Portfolio	●
SAST – SA Index Allocation 60/40 Portfolio	●
SAST – SA Index Allocation 80/20 Portfolio	●
SAST – SA Index Allocation 90/10 Portfolio	●
SAST – SA International Index Portfolio	●
SAST – SA Invesco Growth Opportunities Portfolio	●
SAST – SA Janus Focused Growth Portfolio	●
SAST – SA JPMorgan Diversified Balanced Portfolio	●
SAST – SA JPMorgan Emerging Markets Portfolio	●	●
SAST – SA JPMorgan Equity-Income Portfolio	●
SAST – SA JPMorgan Large Cap Core Portfolio	●	●
SAST – SA JPMorgan MFS Core Bond Portfolio	●
SAST – SA JPMorgan Mid-Cap Growth Portfolio	●
SAST – SA JPMorgan Ultra-Short Bond Portfolio	●
SAST – SA Large Cap Growth Index Portfolio	●
SAST – SA Large Cap Index Portfolio	●
SAST – SA Large Cap Value Index Portfolio	●
SAST – SA MFS Large Cap Growth Portfolio	●
SAST – SA MFS Massachusetts Investors Trust Portfolio	●
SAST – SA MFS Total Return Portfolio	●
SAST – SA Mid Cap Index Portfolio	●
SAST – SA PIMCO Global Bond Opportunities Portfolio	●
SAST – SA PIMCO RAE International Value Portfolio	●
SAST – SA PineBridge High-Yield Bond Portfolio	●

Portfolio	Proposal No. 1 – To Elect Trustees	Proposal No. 2 – To Approve A Change In Certain Portfolio’s Diversification Sub- Classification
SAST – SA Putnam International Value Portfolio	●
SAST – SA Schroders VCP Global Allocation Portfolio	●
SAST – SA Small Cap Index Portfolio	●
SAST – SA T. Rowe Price Allocation Moderately Aggressive Portfolio	●
SAST – SA T. Rowe Price VCP Balanced Portfolio	●
SAST – SA VCP Dynamic Allocation Portfolio	●
SAST – SA VCP Dynamic Strategy Portfolio	●
SAST – SA VCP Index Allocation Portfolio	●
SAST – SA Wellington Capital Appreciation Portfolio**	●	●
SAST – SA Wellington Strategic Multi-Asset Portfolio**	●
SST – SA Allocation Aggressive Portfolio	●
SST – SA Allocation Balanced Portfolio	●
SST – SA Allocation Moderate Portfolio	●
SST – SA Allocation Moderately Aggressive Portfolio	●
SST – SA American Century Inflation Managed Portfolio	●
SST – SA Columbia Focused Value Portfolio	●
SST – SA Franklin Allocation Moderately Aggressive Portfolio	●
SST – SA Multi-Managed Diversified Fixed Income Portfolio	●
SST – SA Multi-Managed International Equity Portfolio	●
SST – SA Multi-Managed Large Cap Growth Portfolio	●
SST – SA Multi-Managed Large Cap Value Portfolio	●
SST – SA Multi-Managed Mid Cap Growth Portfolio	●
SST – SA Multi-Managed Mid Cap Value Portfolio	●
SST – SA Multi-Managed Small Cap Portfolio	●

* SA American Funds® Asset Allocation Portfolio, SA American Funds® Global Growth Portfolio, SA American Funds® Growth Portfolio, SA American Funds® Growth-Income Portfolio, and SA American Funds® VCP Managed Allocation Portfolio are collectively referred to herein as the “SAST Master Feeder Portfolios.”

** SA Goldman Sachs Government and Quality Bond Portfolio, SA Wellington Capital Appreciation Portfolio, and SA Wellington Strategic Multi-Asset Portfolio are collectively referred to herein as the “SAST 12/31 Portfolios.”

Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007, or by calling 1-800-445-7862.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on Tuesday, November 24, 2026:

This Proxy Statement is available on the Internet at https://vote.proxyonline.com/Venerable/docs/proxy2026. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL 1

ELECTION OF TRUSTEES

SHAREHOLDERS OF ALL PORTFOLIOS OF A TRUST VOTING TOGETHER

Background

Each Board currently consists of eight (8) Trustees. Six (6) of the current Trustees are “Independent Trustees,” meaning they are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trusts and SunAmerica. Two (2) of the current Trustees are “Interested Trustees,” meaning they are deemed “interested persons” of the Trusts due to their positions with SunAmerica and its affiliates.

Each Board is presenting for election the following ten (10) nominees, effective January 1, 2027: Sherilyn Anderson, Tracey C. Doi, John T. Genoy, Christianne F. Kerns, Michal Levy, Jane Mancini, Charles H. Self III, Julian Sluyters, Martha B. Willis and Bonnie Wongtrakool.

Mses. Anderson, Mancini and Wongtrakool and Mr. Sluyters would be new Independent Trustees. The other Trustee nominees currently serve as Trustees and would continue to serve as Trustees.

Mses. Doi and Willis and Mr. Self, as well as Ms. Jane Jelenko and Mr. Bruce Willison, are Independent Trustees who were elected to the Boards by the applicable Trust’s shareholders on January 19, 2023. Ms. Kerns is an Independent Trustee who was appointed to the Boards on October 12, 2023. Mr. Genoy is an Interested Trustee who was elected to the Boards by the applicable Trust’s shareholders on January 19, 2023. Mr. Levy is an Interested Trustee who was appointed to the Boards on June 4, 2026.

Ms. Jelenko and Mr. Willison, who currently serve as Independent Trustees, are scheduled to retire at the end of this year in accordance with the Trusts’ Independent Trustee Retirement Policy and are not standing for reelection.

Each nominee has consented to serving as a Trustee of the Trusts if elected and has also consented to being named in this Proxy Statement. If all Trustee nominees are elected for each Trust, each Board will be comprised of the same ten (10) Trustees, eight (8) of whom will be Independent Trustees, effective January 1, 2027. Trustees serve until their successors are duly elected, qualified and serving, or until their resignation, retirement, removal, incapacity or death.

Proposal 1 is asking shareholders of the Trusts to elect the nominees as Trustees so that all members of the Boards will have been elected by the Trusts’ shareholders. The 1940 Act requires that immediately after any vacancy on a registered investment company’s board of directors is filled (in a manner other than election by shareholders), at least two-thirds of the directors then holding office have been elected by the fund’s shareholders. The 1940 Act also provides that, in the event that at any time less than a majority of the directors of a fund are elected by shareholders, a shareholder meeting must be held as promptly as possible for the purpose of electing directors to fill any vacancies. If the nominees are elected by shareholders at the Special Meeting, then in the event of any future vacancies, the remaining Trustees may appoint additional Board members, subject to the requirements of the 1940 Act.

In addition to the foregoing, in order to rely on certain exemptive rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), the Trusts must comply with certain requirements, including the requirement that a majority of the Trustees on each Board be Independent Trustees. The Boards believe that it is in the best interests of the Trusts and their Portfolios’ shareholders, including owners of Variable Contracts indirectly invested in the Portfolios of the Trusts, to be able to rely on such exemptive rules. The Boards also believe that good governance practices involve having a majority of their members be Independent Trustees.

Shareholders of each Trust are being asked to elect the nominees for their Trust only, not for both Trusts, although the nominees for each Board are the same.

Information Regarding the Nominees

The following table lists the nominees for Trustee, their ages, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex and other directorships/trusteeships held outside of the Fund Complex. The nominees include the current Trustees of the Trusts and four (4) additional nominees, as indicated in the table. The Nomination and Governance Committee (the “Nomination Committee”) of the Board of each Trust has evaluated the qualifications of, and nominated, each Trustee nominee for Board approval, and the Board has approved and recommended shareholder approval of each Trustee nominee. Martha B. Willis serves as the Chair of each Board. Unless otherwise noted, the address of each Trustee is 5300 Memorial Drive, Suite 1150, Houston, TX 77007. Information about the officers of the Trusts is provided in Exhibit A.

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2] or Nominee for Trustee	Other Directorship(s) Held By Trustee[3]
Independent Trustees

Sherilyn Anderson 1959	Nominee for Trustee	N/A6	Board Director, Audit Committee Chair and Compensation Committee Chair for First Fed and First Fed Northwest Bancorp (NASDAQ: FNWB) (since 2020); Chief Financial Officer of Betacom Inc. (2021-2022).	25[7]	First Fed; First Northwest Bancorp (NASDAQ: FNWB

Tracey C. Doi 1961	Trustee	2021 – Present	Chief Financial Officer, Group Vice President of Toyota Motor North America (2003-2022).	73	Director, Pentair (sustainable water solutions) (2023-Present); Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).

Christianne F. Kerns 1958	Trustee	2023 – Present	Chief Executive Officer, Managing Partner and Chair (2020-Present), Partner (2004-Present), Hahn & Hahn LLP (law firm); Director and Vice President, Hastings Foundation (nonprofit organization) (2018-Present); Chair and Director, Five Acres (nonprofit organization) (2013-Present).	73	None.

Jane Mancini 1959	Nominee for Trustee	N/A6	Managing Director, Global Head of Client Coverage, Bank of New York (asset servicing) (2019-2026)	None.	None.

Charles H. Self III 1957	Trustee	2021 – Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021); Director, Governmental Insurance Managers (property casualty insurance) (1989-Present); Director, Ohio Mutual Insurance Company (property casualty insurance) (2022-Present).	73	None.

Julian Sluyters 1960	Nominee for Trustee	N/A6	Independent Consultant (since 2022); Chief Operating Officer for Aegon Asset Management US (2019-2022)	25[7]	Davion Healthcare Plc.

Martha B. Willis 1960	Trustee and Chair	2023 – Present	Senior Advisor, Wilson Dichiara (2024-2025); Independent Director, EQT Private Equity Company (2024-Present); President and Founder, MBW Consulting (2022-2025); Senior Advisor, KPMG US (2022-2024); Executive Vice President, Chief Marketing Officer of TIAA (2020-2022).	73	None.

Bonnie Wongtrakool 1974	Nominee for Trustee	N/A6	Chief Executive Officer and Executive Board Member, Western Asset Mortgage Capital Corporation (2021-2023); Global Head of Sustainable Investments and Portfolio Manager, Western Asset Management Company (2018-2026)	None.	Global X Venture and Innovation Fund

Interested Trustees

John T. Genoy[4] 1968	President and Trustee	2007- Present (President); 2021 – Present (Trustee)	President (2021-2026) and Board Member (2021-Present), Chief Operating Officer (2006-Present), Chief Financial Officer and Director (2002-2021) and Senior Vice President (2003-2021), SunAmerica; Chairman, AIG Federal Savings Bank (2013-2023).	73	None.

Michal Levy[4,5] 1979	Trustee	2026 – Present	President and Board Member of SunAmerica (2026-Present); President of Venerable Investment Advisers, LLC (2026 – Present); Senior Vice President and Head of Venerable Investment Advisers, LLC (2023-2026); Head of VIA of Venerable (2023-2026); President, Venerable Variable Insurance Trust (2023-Present); President and Chief Executive Officer, Venerable Variable Insurance Trust (2025 – Present); Director (2014-2023), President (2021-2023) and Chief Operating Officer (2017-2023) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (2023).	98[7]	None.

[1]   Trustees serve until their successors are duly elected and qualified.

[2]   The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: SAST (59 portfolios), SST (14 portfolios), and Venerable Variable Insurance Trust (25 portfolios).

[3]   Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[4]   Mr. Genoy and Ms. Levy are Interested Trustees by virtue of their positions as officers of SunAmerica.

[5]   Effective June 4, 2026, Ms. Levy was appointed as an Interested Trustee to each Trust’s Board.

[6]   Mses. Anderson, Mancini, Wongtrakool and Mr. Sluyters do not currently serve as Independent Trustees to each Trust’s Board.

[7]   Mses. Anderson and Levy and Mr. Sluyters also serve on the Venerable Variable Insurance Trust board.

Boards’ Consideration of Each Nominee’s Qualifications, Experience, Attributes or Skills

The Board of each Trust believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single factor being a controlling factor. Among the attributes common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees (in the case of nominees who currently serve as Trustees), SunAmerica, sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trusts (in the case of nominees who currently serve as Trustees) and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Additional information about each Trustee and the four additional nominees is set forth below, which supplements the information provided in the tables above and describes some of the specific experiences, qualifications, attributes or skills that each nominee possesses that the Board of each Trust believes prepares such nominee to be an effective Trustee.

Independent Trustees

Martha B. Willis. Ms. Willis has served as a Trustee since 2023 and as Chair of the Board since December 10, 2025. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led enterprise marketing, branding and corporate communications across TIAA Retirement, TIAA Bank and Nuveen. She served as a director and chair of Nuveen’s UCITS funds from 2019 to 2021. She previously served as Chief Marketing Officer of Oppenheimer Funds from 2009 to 2016.

Sherilyn Anderson. Ms. Anderson was nominated in 2026 to serve as a Trustee of the Trusts starting on January 1, 2027. Ms. Anderson has a background in the financial services industry, has held senior management positions with asset management companies, and has multiple years of service on the boards of public and private companies and organizations. She currently serves as an Independent Trustee on the board of Venerable Variable Insurance Trust, an affiliate of the Trusts.

Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She retired as Chief Financial Officer and Group Vice President of Toyota Motor North America. She currently serves on the board of Pentair plc and Quest Diagnostics. Previously she served on the board of City National Bank. Ms. Doi has extensive executive experience, including in corporate finance, general management, strategic planning, operations, risk, cybersecurity and technology with a multinational corporation operating in a complex, highly regulated industry.

Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She has significant corporate governance expertise and regularly advises boards and chief executive officers regarding management issues and initiatives, fiduciary duties and conflicts of interest.

Jane Mancini. Ms. Mancini was nominated in 2026 to serve as a Trustee of the Trusts starting on January 1, 2027. Ms. Mancini has nearly 40 years of experience in the investment management industry, with substantial experience in distribution and marketing activities of investment management products and services.

Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

Julian Sluyters. Mr. Sluyters was nominated in 2026 to serve as a Trustee of the Trusts starting on January 1, 2027. Mr. Sluyters has a background in the financial services industry, has held senior management positions with asset management companies, and has multiple years of service on the boards of other registered investment companies. He currently serves as an Independent Trustee on the board of Venerable Variable Insurance Trust, an affiliate of the Trusts.

Bonnie Wongtrakool. Ms. Wongtrakool was nominated in 2026 to serve as a Trustee of the Trusts starting on January 1, 2027. Ms. Wongtrakool has many years of experience in the investment management industry, with substantial experience as a portfolio manager for fixed-income strategies and experience with sustainable investing.

The Board has adopted an Independent Trustee Retirement Policy under which Independent Trustees retire from service at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved by the Board and agreed to by the retiring Independent Trustee.

Interested Trustees

John T. Genoy. Mr. Genoy has served as a Trustee since 2021, and as President of the Trusts since 2007. He currently serves as Chief Operating Officer of SunAmerica (2006-Present). He has also served as President of SunAmerica from 2021-2026, as well as Chief Financial Officer and Director (2002-2021) and Senior Vice President (2003-2021). He also served as Chairman of AIG Federal Savings Bank (2013-2023). He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in Accounting from Villanova University and is a Certified Public Accountant.

Michal Levy. Ms. Levy has served as a Trustee since 2026, as well as President of SunAmerica since 2026. She has a background in the financial services industry, senior management experience with a registered investment adviser and registered investment companies, and multiple years of service as an officer of other registered investment companies, including those serving as investment options for variable contracts.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trusts and their Portfolios rests with the Boards. The Trusts, on behalf of the Portfolios, have engaged SunAmerica and, for certain Portfolios, have engaged a subadviser, to manage the Portfolios on a day-to-day basis. The Board of each Trust is responsible for overseeing SunAmerica, the subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board of each Trust is presently composed of eight (8) members, six (6) of whom are Independent Trustees. If all nominees are elected, effective January 1, 2027, the Board of each Trust will be composed of ten (10) members, a majority of whom will be Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no Trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board of each Trust has appointed Ms. Willis, an Independent Trustee, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board of each Trust has established three committees, i.e., the Audit Committee, Nomination and Governance Committee, and Compliance and Risk Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination and Governance Committee and the Board of each Trust as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board of each Trust has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board’s general oversight of its Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ sub-advisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the sub-advisers and other service providers has its own independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and/or reviews reports from, among others, SunAmerica, the sub-advisers and the Portfolios’ other service providers, the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board of each Trust recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board of each Trust may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Each Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trusts, an annual fee and expenses are paid to each Trustee who is not an officer or employee of Venerable or its affiliates for attendance at meetings of the Board. Effective January 1, 2026, the annual fee paid to each Independent Trustee is $275,000. Trustees are compensated $3,000 for special in-person or telephonic Board meetings. The Independent Chair receives an additional retainer fee of $115,000. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Trusts. Mr. Genoy and Ms. Levy, who are Interested Trustees by virtue of their employment relationship with SunAmerica, receive no remuneration from the Trust.

Each Independent Trustee serves on each Committee of each Trust’s Board. Members of each Committee serve without compensation, except that Mr. Self, as Audit Committee Chair, receives an additional retainer fee of $35,000. Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $25,000, and Ms. Kerns, as Compliance and Risk Committee Chair, receives an additional retainer fee of $25,000.

The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee of SAST’s Board met four times during SAST’s fiscal years ended January 31, 2026 and December 31, 2025, as applicable. The Audit Committee of SST’s Board met five times during the fiscal year ended March 31, 2026. The Board of each Trust has adopted an Audit Committee charter, a copy of which is found in Exhibit B.

The Nomination and Governance Committee of each Trust’s Board recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination and Governance Committee of each Trust will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at One World Trade Center, Suite J, 49th Floor, New York, NY 10007. The Nomination and Governance Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel to the Independent Trustees. The Nomination and Governance Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination and Governance Committee of SAST’s Board met three times during SAST’s fiscal years ended January 31, 2026 and December 31, 2025, as applicable. The Nomination and Governance Committee of SST’s Board met four times during the fiscal year ended March 31, 2026. The Board of each Trust has adopted a Nomination and Governance Committee charter, a copy of which is found in Exhibit C.

The Compliance and Risk Committee of each Trust’s Board is responsible for assisting the Board in its oversight of the Trust’s compliance with regulatory requirements, material operating risks, and promotion of honest and ethical conduct in the Trust’s affairs. Ms. Kerns serves as the Chair of the Compliance and Risk Committee. The Compliance and Risk Committee of SAST’s Board met three times during SAST’s fiscal years ended January 31, 2026 and December 31, 2025, as applicable. The Compliance and Risk Committee of SST’s Board met four times during the fiscal year ended March 31, 2026.

Compensation of Independent Trustees

The following table sets forth the aggregate compensation paid to each Independent Trustee (or nominee, as applicable) by each Trust for his or her service as Trustee during its most recently completed fiscal year(s) and by the Trusts and/or other registered investment companies in the Fund Complex for the most recently completed calendar year. Interested Trustees are not eligible for compensation or retirement benefits and, therefore, are not shown below.

Name of Trustee or Nominee	Aggregate Compensation from SST(1)	Aggregate Compensation from SAST(2)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trusts and Fund Complex Paid to Trustee(3)
Sherilyn Anderson	$0	$0	N/A	$100,000
Tracey C Doi	$21,302	$234,569	N/A	$252,500
Christianne F. Kerns	$21,393	$234,758	N/A	$251,667
Jane Mancini	$0	$0	N/A	$0

Charles H. Self III	$20,744	$224,048	N/A	$240,000
Julian Sluyters	$0	$0	N/A	$115,000
Martha B. Willis	$22,382	$224,048	N/A	$240,000
Bonnie Wongtrakool	$0	$0	N/A	$0

(1)	Information is furnished as of the fiscal year ended March 31, 2026.
(2)	Information is furnished as of the fiscal years ended December 31, 2025 and January 31, 2026.
(3)	Information is furnished as of the calendar year ended December 31, 2025.

Trustee Ownership of Portfolio Shares

The following table shows the dollar range of shares beneficially owned by the Trustee nominees that they are nominated to oversee as of June 30, 2026.

Name of Trustee or Nominee	Dollar Range of Equity Securities in SST	Dollar Range of Equity Securities in SAST	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family(1)
Independent Trustees/Nominees:
Sherilyn Anderson	None	None	None
Tracey C Doi	None	None	None
Christianne F. Kerns	None	None	None
Jane Mancini	None	None	None
Charles H. Self III	None	None	None
Julian Sluyters	None	None	None
Martha B. Willis	None	None	None
Bonnie Wongtrakool	None	None	None

Interested Trustee/Nominee:
John T. Genoy	None	None	None
Michal Levy	None	None	None

(1)	Includes SAST (59 portfolios), SST (14 portfolios), and Venerable Variable Insurance Trust (25 portfolios).

As of June 30, 2026, the Trustees and officers of the Trusts owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trusts which they oversee (or are nominated to oversee).

As of June 30, 2026, no Independent Trustee or Independent Trustee nominee, nor any of his or her immediate family members, owned beneficially or of record any securities in SunAmerica, any subadviser, the distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with any such entity.

Shareholder Communications with the Boards

Shareholders wishing to communicate with members of a Board may submit a written communication to the Board of Trustees, c/o the Secretary of Seasons Series Trust or SunAmerica Series Trust, as applicable, at One World Trade Center, Suite J, 49th Floor, New York, NY 10007.

Other Board-Related Matters

During SST’s fiscal year ended March 31, 2026, the Board held six meetings (including regularly scheduled and special meetings), and each Trustee who currently serves on the Board and is proposed for election or re-election at the Special Meeting attended at least 75% of the meetings of the Board and all committees of which he or she was a member.

During SAST’s fiscal years ended December 31, 2025 and January 31, 2026, the Board held five meetings (including regularly scheduled and special meetings), and each Trustee who currently serves on the Board and is proposed for election or re-election at the Special Meeting attended at least 75% of the meetings of the Board and all committees of which he or she was a member.

Fees Paid to Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Portfolios. In addition, PwC prepares each Portfolio’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee of each Board has selected PwC as the Portfolios’ independent registered public accounting firm for the current fiscal year, and such selection has been ratified by the Board. Representatives of PwC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC has informed the Trusts that it has no material direct or indirect financial interest in any Portfolio.

The table below sets forth the aggregate fees billed by PwC for each Portfolio’s most recent two fiscal years for (1) professional services rendered for audit services, including the audit or review of each Portfolio’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (2) audit-related services reasonably related to the audit or review of each Portfolio’s financial statements not reported under (1); (3) professional services rendered for tax compliance, tax advice and tax planning; and (4) other products and services not reported under (1) through (3).

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services

SAST – SA AB Growth Portfolio	2026	$40,259	$0	$8,816	$0
	2025	$39,782	$0	$9,319	$0
SAST – SA AB Small & Mid Cap Value Portfolio	2026	$40,259	$0	$9,429	$0
	2025	$39,782	$0	$9,932	$0
SAST – SA American Funds® Asset Allocation Portfolio	2025	$25,097	$0	$8,603	$0
	2024	$25,097	$0	$8,603	$0
SAST – SA American Funds® Global Growth Portfolio	2025	$25,097	$0	$8,603	$0
	2024	$25,097	$0	$8,603	$0
SAST – SA American Funds® Growth Portfolio	2025	$25,097	$0	$8,603	$0
	2024	$25,097	$0	$8,603	$0
SAST – SA American Funds® Growth-Income Portfolio	2025	$25,097	$0	$8,603	$0
	2024	$25,097	$0	$8,603	$0
SAST – SA American Funds® VCP Managed Allocation Portfolio	2025	$25,097	$0	$8,603	$0
	2024	$25,097	$0	$8,603	$0
SAST – SA BlackRock Advantage International Portfolio	2026	$54,602	$0	$9,459	$0
	2025	$53,955	$0	$9,963	$0
SAST – SA BlackRock Multi-Factor 70/30 Portfolio	2026	$43,550	$0	$8,816	$0
	2025	$43,033	$0	$9,319	$0
SAST – SA Emerging Markets Equity Index Portfolio	2026	$43,550	$0	$9,459	$0
	2025	$43,034	$0	$13,990	$0
SAST – SA Federated Hermes Corporate Bond Portfolio	2026	$54,224	$0	$8,816	$0
	2025	$53,581	$0	$14,353	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SAST – SA Fidelity Institutional AM® Global Equities Portfolio	2026	$52,042	$0	$10,072	$0
	2025	$51,425	$0	$10,576	$0
SAST – SA Fidelity Institutional AM® International Growth Portfolio	2026	$43,553	$0	$9,459	$0
	2025	$43,036	$0	$9,963	$0
SAST – SA Fidelity Institutional AM® Real Estate Portfolio	2026	$40,249	$0	$11,881	$0
	2025	$39,772	$0	$12,384	$0
SAST – SA Fixed Income Index Portfolio	2026	$43,762	$0	$9,517	$0
	2025	$43,242	$0	$15,055	$0
SAST – SA Fixed Income Intermediate Index Portfolio	2026	$43,589	$0	$9,517	$0
	2025	$43,073	$0	$15,055	$0
SAST – SA Franklin BW U.S. Large Cap Value Portfolio	2026	$40,256	$0	$8,816	$0
	2025	$39,779	$0	$9,319	$0
SAST – SA Franklin Small Company Value Portfolio	2026	$40,259	$0	$8,816	$0
	2025	$39,782	$0	$9,319	$0
SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	2026	$43,552	$0	$8,816	$0
	2025	$43,036	$0	$9,319	$0
SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	2026	$40,247	$0	$8,816	$0
	2025	$39,770	$0	$9,319	$0
SAST – SA Franklin Tactical Opportunities Portfolio	2026	$43,762	$0	$9,704	$0
	2025	$43,242	$0	$10,207	$0
SAST – SA Global Index Allocation 60/40 Portfolio	2026	$29,161	$0	$14,732	$0
	2025	$28,815	$0	$11,406	$0
SAST – SA Global Index Allocation 75/25 Portfolio	2026	$29,161	$0	$8,662	$0
	2025	$28,815	$0	$9,165	$0
SAST – SA Global Index Allocation 90/10 Portfolio	2026	$29,161	$0	$8,662	$0
	2025	$28,815	$0	$9,165	$0
SAST – SA Goldman Sachs Government and Quality Bond Portfolio	2025	$55,858	$0	$14,245	$0
	2024	$55,858	$0	$14,245	$0
SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	2026	$43,590	$0	$15,774	$0
	2025	$43,073	$0	$12,448	$0
SAST – SA Index Allocation 60/40 Portfolio	2026	$29,359	$0	$8,662	$0
	2025	$29,011	$0	$9,165	$0
SAST – SA Index Allocation 80/20 Portfolio	2026	$29,359	$0	$8,662	$0
	2025	$29,011	$0	$9,165	$0
SAST – SA Index Allocation 90/10 Portfolio	2026	$29,359	$0	$8,662	$0
	2025	$29,011	$0	$9,165	$0
SAST – SA International Index Portfolio	2026	$43,763	$0	$9,459	$0
	2025	$43,242	$0	$14,997	$0
SAST – SA Invesco Growth Opportunities Portfolio	2026	$40,259	$0	$8,816	$0
	2025	$39,782	$0	$14,353	$0
SAST – SA Janus Focused Growth Portfolio	2026	$40,259	$0	$8,816	$0
	2025	$39,782	$0	$9,319	$0
SAST – SA JPMorgan Diversified Balanced Portfolio	2026	$57,017	$0	$11,541	$0
	2025	$56,341	$0	$12,045	$0
SAST – SA JPMorgan Emerging Markets Portfolio	2026	$52,237	$0	$9,459	$0
	2025	$51,619	$0	$14,997	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SAST – SA JPMorgan Equity-Income Portfolio	2026	$40,258	$0	$9,429	$0
	2025	$39,781	$0	$9,932	$0
SAST – SA JPMorgan Large Cap Core Portfolio	2026	$40,257	$0	$8,816	$0
	2025	$39,780	$0	$9,319	$0
SAST – SA JPMorgan MFS Core Bond Portfolio	2026	$87,329	$0	$9,704	$0
	2025	$86,294	$0	$15,241	$0
SAST – SA JPMorgan Mid-Cap Growth Portfolio	2026	$40,259	$0	$8,816	$0
	2025	$39,782	$0	$9,319	$0
SAST – SA JPMorgan Ultra-Short Bond Portfolio	2026	$47,532	$0	$8,662	$0
	2025	$46,968	$0	$12,186	$0
SAST – SA Large Cap Growth Index Portfolio	2026	$43,550	$0	$11,267	$0
	2025	$43,034	$0	$11,771	$0
SAST – SA Large Cap Index Portfolio	2026	$42,426	$0	$12,153	$0
	2025	$41,922	$0	$12,657	$0
SAST – SA Large Cap Value Index Portfolio	2026	$43,550	$0	$10,653	$0
	2025	$43,034	$0	$11,157	$0
SAST – SA MFS Large Cap Growth Portfolio	2026	$40,259	$0	$9,429	$0
	2025	$39,782	$0	$9,932	$0
SAST – SA MFS Massachusetts Investors Trust Portfolio	2026	$40,258	$0	$8,816	$0
	2025	$39,781	$0	$9,319	$0
SAST – SA MFS Total Return Portfolio	2026	$46,160	$0	$11,357	$0
	2025	$45,613	$0	$11,860	$0
SAST – SA Mid Cap Index Portfolio	2026	$43,762	$0	$11,881	$0
	2025	$43,242	$0	$12,384	$0
SAST – SA PIMCO Global Bond Opportunities Portfolio	2026	$67,301	$0	$9,517	$0
	2025	$66,504	$0	$13,041	$0
SAST – SA PIMCO RAE International Value Portfolio	2026	$52,234	$0	$9,459	$0
	2025	$51,619	$0	$9,963	$0
SAST – SA PineBridge High-Yield Bond Portfolio	2026	$70,022	$0	$8,816	$0
	2025	$69,192	$0	$13,346	$0
SAST – SA Putnam International Value Portfolio	2026	$54,209	$0	$9,459	$0
	2025	$53,567	$0	$9,963	$0
SAST – SA Schroders VCP Global Allocation Portfolio	2026	$43,762	$0	$11,911	$0
	2025	$43,243	$0	$17,448	$0
SAST – SA Small Cap Index Portfolio	2026	$43,760	$0	$11,881	$0
	2025	$43,242	$0	$12,384	$0
SAST – SA T. Rowe Price Allocation Moderately Aggressive Portfolio	2026	$43,589	$0	$9,704	$0
	2025	$43,073	$0	$10,207	$0
SAST – SA T. Rowe Price VCP Balanced Portfolio	2026	$43,762	$0	$13,135	$0
	2025	$43,243	$0	$13,638	$0
SAST – SA VCP Dynamic Allocation Portfolio	2026	$32,058	$0	$10,072	$0
	2025	$39,111	$0	$10,576	$0
SAST – SA VCP Dynamic Strategy Portfolio	2026	$32,059	$0	$10,072	$0
	2025	$31,680	$0	$10,576	$0
SAST – SA VCP Index Allocation Portfolio	2026	$29,189	$0	$8,662	$0
	2025	$28,841	$0	$9,165	$0
SAST – SA Wellington Capital Appreciation Portfolio	2025	$41,399	$0	$14,688	$0
	2024	$41,399	$0	$14,688	$0
SAST – SA Wellington Strategic Multi-Asset Portfolio	2025	$59,106	$0	$14,688	$0
	2024	$59,105	$0	$14,688	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SST – SA Allocation Aggressive Portfolio	2026	$30,464	$0	$8,603	$0
	2025	$26,780	$0	$9,103	$0
SST – SA Allocation Balanced Portfolio	2026	$30,464	$0	$8,603	$0
	2025	$26,780	$0	$13,103	$0
SST – SA Allocation Moderate Portfolio	2026	$30,464	$0	$8,603	$0
	2025	$26,780	$0	$13,103	$0
SST – SA Allocation Moderately Aggressive Portfolio	2026	$30,464	$0	$8,603	$0
	2025	$26,780	$0	$14,103	$0
SST – SA American Century Inflation Managed Portfolio	2026	$67,793	$0	$9,453	$0
	2025	$59,593	$0	$14,953	$0
SST – SA Columbia Focused Value Portfolio	2026	$43,328	$0	$8,756	$0
	2025	$38,087	$0	$9,256	$0
SST – SA Franklin Allocation Moderately Aggressive Portfolio	2026	$72,746	$0	$12,673	$0
	2025	$63,945	$0	$13,173	$0
SST – SA Multi-Managed Diversified Fixed Income Portfolio	2026	$73,010	$0	$9,638	$0
	2025	$64,181	$0	$15,138	$0
SST – SA Multi-Managed International Equity Portfolio	2026	$63,088	$0	$9,395	$0
	2025	$55,458	$0	$9,895	$0
SST – SA Multi-Managed Large Cap Growth Portfolio	2026	$49,099	$0	$11,191	$0
	2025	$43,160	$0	$11,691	$0
SST – SA Multi-Managed Large Cap Value Portfolio	2026	$49,099	$0	$10,581	$0
	2025	$43,160	$0	$11,081	$0
SST – SA Multi-Managed Mid Cap Growth Portfolio	2026	$49,099	$0	$11,192	$0
	2025	$43,160	$0	$11,692	$0
SST – SA Multi-Managed Mid Cap Value Portfolio	2026	$49,099	$0	$11,800	$0
	2025	$43,160	$0	$12,300	$0
SST – SA Multi-Managed Small Cap Portfolio	2026	$49,775	$0	$11,800	$0
	2025	$43,755	$0	$12,300	$0

There were no fees for audit-related services, tax services or other services approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the 2025 or 2026 fiscal years. Fees for audit-related services, tax services or other services required to be approved by the Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X for the 2025 and 2026 fiscal years were $488,000 and $786,000, respectively.

There were no fees billed by PwC to SunAmerica or any entity controlling, controlled by, or under common control with SunAmerica (the “SunAmerica Affiliates”) for the 2025 or 2026 fiscal years that are required by Rule 2-01(c)(7)(i) to be pre-approved by the Audit Committee.

The Audit Committee pre-approves all audit services provided by PwC to the Trusts and approves all non-audit services provided by PwC to the Trusts, SunAmerica, and SunAmerica Affiliates, if an engagement by SunAmerica or a SunAmerica Affiliate relates directly to the operations and financial reporting of the Trusts. The Audit Committee has not established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee. Certain de minimis exceptions are permitted for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.

No fees billed to the Trusts, SunAmerica or SunAmerica Affiliates for audit-related services, tax services, or other services were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

PwC billed aggregate fees for non-audit services rendered to SST, SunAmerica, and SunAmerica Affiliates that provide ongoing services to SST of $983,533 for the 2025 fiscal year and $628,891 for the 2026 fiscal year. It billed aggregate fees for non-audit services rendered to SAST, SunAmerica, and SunAmerica Affiliates that provide ongoing services to SAST of $1,527,391 for the 2025 fiscal year and $993,783 for the 2026 fiscal year.

PwC billed aggregate fees for non audit services rendered to the SAST Master Feeder Portfolios, the SAST 12/31 Portfolios, SunAmerica, and SunAmerica Affiliates that provide ongoing services to the SAST Master Feeder Portfolios and the SAST 12/31 Portfolios of $976,124 for the 2024 fiscal year and $574,636 for the 2025 fiscal year. The Audit Committee was not required to consider whether non audit services provided by PwC to SunAmerica, or to SunAmerica Affiliates that provide ongoing services to the Trusts, that were not pre approved pursuant to Rule 2 01(c)(7)(ii) of Regulation S X, were compatible with maintaining PwC’s independence.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF

EACH NOMINEE TO THE BOARD OF YOUR TRUST.

PROPOSAL 2

TO APPROVE A CHANGE IN SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED OF EACH OF THE SA AB GROWTH PORTFOLIO, SA FRANKLIN SYSTEMATIC U.S. LARGE CAP CORE PORTFOLIO, SA JPMORGAN EMERGING MARKETS PORTFOLIO, SA JPMORGAN LARGE CAP CORE PORTFOLIO, AND SA WELLINGTON CAPITAL APPRECIATION PORTFOLIO, EACH A SERIES OF SAST

SHAREHOLDERS OF EACH PORTFOLIO VOTING SEPARATELY WITH RESPECT TO THEIR PORTFOLIO

Proposal 2 is asking shareholders of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio (the “Portfolios”), each a series of SAST, to review and consider changing the sub-classification of their respective Portfolio(s) from “diversified” to “non-diversified” as defined by the 1940 Act.

The Board of SAST (the “Board”), including its Independent Trustees, was provided with information regarding the Proposal via written consent (the “Consent”) and considered whether to recommend that shareholders vote for the Proposal. Based on information provided to the Board during and in advance of receiving the Consent, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Portfolios vote in favor of reclassifying the diversification status of the Portfolios from diversified to non-diversified.

Section 5(b)(1) of the 1940 Act defines the sub-classifications funds operate under as either “diversified” or “non-diversified.” Currently, each Portfolio is classified as a “diversified” fund and is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of the value of its total assets, invest in securities of any one issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of such issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of such issuer.

The percentage limitations noted above do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of the value of its total assets, a diversified fund may invest more than 5% of the value of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits applicable to a diversified fund and may invest a greater percentage of its assets in a single issuer or a fewer number of issuers.

Section 13(a)(1) of the 1940 Act requires shareholder approval for a change in a fund’s sub-classification from a diversified to non-diversified by the affirmative vote of a majority of the fund’s outstanding voting securities.

If the Proposal is approved by shareholders, the following disclosure regarding diversification classification would be revised to no longer apply to the SA AB Growth Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Franklin Systematic U.S. Large Cap Core Portfolio:

Each of the Portfolios, except the SA Fidelity Institutional AM® Real Estate Portfolio, SA Janus Focused Growth Portfolio, SA MFS Large Cap Growth Portfolio and SA PIMCO Global Bond Opportunities Portfolio is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio (other than the SA Fidelity Institutional AM® Real Estate Portfolio, SA Janus Focused Growth Portfolio, SA MFS Large Cap Growth Portfolio and SA PIMCO Global Bond Opportunities Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer (except, in the case of the SA Large Cap Growth Index Portfolio, as may be necessary to approximate the composition of its benchmark index) or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

If the Proposal is approved by shareholders, the following disclosure regarding diversification classification would be revised to no longer apply to the SA Wellington Capital Appreciation Portfolio:

Each of the Portfolios is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

All other investment policies will remain unchanged.

The change to non-diversified status would allow each Portfolio to hold positions over 5% in single issuers that, in the aggregate, exceed 25% of the Portfolio’s assets. SunAmerica believes that this increased investment flexibility may provide opportunities to enhance each Portfolio’s performance and would allow each Portfolio to acquire and hold larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved. SunAmerica further believes this flexibility would allow it to better align each Portfolio’s portfolio with SunAmerica’s or the applicable sub-adviser’s philosophy and portfolio construction process with respect to the Portfolio’s particular investment strategy.

Each of the Portfolios has seen the principal market(s) in which they invest become more concentrated over time, as reflected in their benchmark indices. Although each Portfolio is actively managed, a Portfolio’s benchmark index seeks to reflect the market performance of the types of securities in which the Portfolio primarily invests, and each Portfolio invests significantly in benchmark securities. Over the past several months, certain stocks contained in each Portfolio’s benchmark have experienced increases in their market capitalizations. A Portfolio’s benchmark index is not limited by the 1940 Act diversification requirement. As a result, the benchmark indices have become more concentrated at the individual stock level, reflecting the applicable market’s concentration. This level of concentration coupled with the limitations placed on a diversified fund can, at times, constrain a Portfolio’s ability to fully achieve target exposures to individual securities. The current diversified status of each Portfolio limits its ability to invest above 5% in certain issuers and could require a Portfolio to be underweight at least some of the top holdings in its benchmark, even if the Portfolio management team finds them to be attractive investment opportunities. This limitation can ultimately inhibit the opportunity for a Portfolio to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified funds with similar strategies. Because a non-diversified fund may invest a larger portion of its assets than a diversified fund in a single company or several companies, the Portfolio’s risk may be increased because the performance of a single holding or several holdings can have a significant impact on the Portfolio’s performance.

Due to the 1940 Act diversification requirements, SunAmerica and/or a sub-adviser may have to underweight certain holdings of diversified portfolios relative to SunAmerica’s and/or the sub-adviser’s desired portfolio weight. As a result, SunAmerica and/or a sub-adviser may be unable to equal or overweight positions relative to a Portfolio’s benchmark even if, in accordance with the Portfolio’s investment objective and principal investment strategy, SunAmerica and/or the sub-adviser determines that those positions represent the best available investment opportunity. SunAmerica believes that this limitation may constrain its and/or a sub-adviser’s ability to fully implement attractive investment opportunities and potentially outperform the applicable benchmark. This limitation may inhibit a Portfolio’s ability to implement its principal investment strategy and may hinder its ability to outperform its benchmark or place the Portfolio at a competitive disadvantage relative to its peer funds that have similar investment strategies and operate as non-diversified investment companies. Therefore, SunAmerica believes that reclassifying each Portfolio as non-diversified is in the best interests of the Portfolio and its shareholders. SunAmerica and/or the sub-adviser anticipate that each Portfolio would better reflect its assessment of appropriate weightings based on an issuer’s market capitalization, growth characteristics and potential risk-adjusted performance. While approval of the Proposal would provide SunAmerica with greater long-term flexibility in executing each Portfolio’s investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Portfolio is currently managed. The investment objective and investment strategies for the Portfolios would not change due to approval of the Proposal.

Generally, diversification reduces risk and non-diversification increases risk. Shareholders of each Portfolio are being asked to change the Portfolio from diversified to non-diversified, which could change the Portfolio’s risk profile or make it a riskier fund. For example, because a non-diversified fund may invest its assets in the securities of fewer issuers, such fund’s shares may become more volatile. That is, the value of a fund’s shares may increase or decrease more rapidly than if the fund had remained diversified. Nonetheless, SunAmerica and/or the Portfolio’s sub-adviser(s) will perform extensive analysis on all securities in an effort to manage this risk. In addition, SunAmerica and/or a sub-adviser anticipates that, even as a non-diversified Portfolio, each Portfolio would continue to hold securities from a substantial variety of different issuers. Finally, each Portfolio intends to continue to meet the tax diversification requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code.

There is a risk that some Portfolio shareholders may not be in favor of a less diversified Portfolio, which could result in possible investor outflows in response to the proposed change. Also, portfolio turnover is anticipated to increase to align with a more concentrated portfolio, which creates the potential for realizing capital gains (if they are not offset by capital losses).

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status and, as a result, if the Proposal is approved, at times a Portfolio may not take advantage of the greater flexibility afforded to a non-diversified fund. SunAmerica will operate a Portfolio as non-diversified only if and when it believes that doing so would be in shareholders’ best interests. If a Portfolio does not operate as non-diversified within three years of shareholder approval, in accordance with the 1940 Act, the Portfolio would revert to being diversified and would need to again seek shareholder approval to operate as non-diversified.

For the reasons discussed above, the Board and SunAmerica believe that reclassifying each Portfolio as non-diversified would be in the best interests of the Portfolio and its shareholders because operating as a non-diversified investment company would provide the Portfolio’s investment team with increased investment flexibility and the potential for better investment performance over time.

If shareholders approve the Proposal, it is expected that the change would be effective as soon as reasonably practicable after the Special Meeting.

THE BOARD OF SAST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH

PORTFOLIO VOTE “FOR” PROPOSAL 2.

VOTING INFORMATION

General

SST and SAST are Massachusetts business trusts organized on October 10, 1995, and September 11, 1992, respectively. They are registered with the SEC under the 1940 Act as open-end management investment companies. SST currently offers 14 Portfolios. SAST currently offers 59 Portfolios. Shares of the Trusts are offered primarily to the Separate Accounts of the Life Companies as investment options under the Variable Contracts. Certain Portfolios that are operated as “funds-of-funds” hold shares of other Portfolios.

Shareholder Information

As of the close of business on the Record Date, each of the Portfolios has the number of shares outstanding as set forth in Exhibit D, which in each case equals the number of votes that shareholders of the Portfolio are entitled to cast. Exhibit E lists the record and/or beneficial owners of 5% or more of the shares of each class of each Portfolio outstanding on the Record Date.

As of the Record Date, there were no Variable Contract owners who beneficially owned a 5% or greater voting interest in any Portfolio, and officers and Trustees of the Trusts and members of their families, as a group, beneficially owned (i.e., as owners of Variable Contracts) less than 1% of each Portfolio’s shares.

As of the Record Date, the Funds-of-Funds identified in Exhibit E owned a 5% or greater voting interest in certain Underlying Portfolios (as defined below).

Shareholder Approval

The number of shares of beneficial interest in a Portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of a Portfolio is entitled to one vote, and each fractional share is entitled to a fractional vote on matters on which that Portfolio is voting.

For Proposal 1, the nominees for election as Trustees of each Trust will be elected by a plurality of the votes cast by shareholders of that Trust that are present in person or by proxy at the Special Meeting, provided a quorum is present. Abstentions will have no effect on the outcome of Proposal 1. A “plurality” vote means that the Trustee nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Board members. Since the Trustee nominees are running unopposed, each Trustee nominee only needs one vote to be elected if there is a quorum present at the Special Meeting.

For Proposal 2, for each applicable Portfolio, the affirmative vote of a majority of the outstanding voting securities of the Portfolio, as defined under the 1940 Act, that are present in person or by proxy, is required to approve the proposal. Shareholders of each Portfolio will vote separately with respect to that Portfolio, with all classes of that Portfolio voting together. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of a Portfolio, voting together as a single class. Abstentions and broker non-votes, if any, will not count as votes in favor of Proposal 2 but will be counted for quorum purposes.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment thereof (either by returning the paper voting instruction card or by submitting a Proxy by telephone or over the Internet), the shares of the Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. If no instructions are provided on a properly submitted voting instruction or Proxy, the shares represented thereby will be voted in favor of each applicable Proposal. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the Special Meeting and any postponements or adjournments thereof.

The presence in person or by proxy of the holders of shares entitled to vote and representing at least thirty percent (30%) of the shares of a Trust, with respect to Proposal 1, or a Portfolio, with respect to Proposal 2, will constitute a quorum at the Special Meeting with respect to that Proposal. Notwithstanding the foregoing, because Proposal 2 requires approval by a majority of the outstanding voting securities of a Portfolio, as defined under the 1940 Act, more than fifty percent (50%) of the shares of the Portfolio entitled to vote at the Special Meeting must be present in person or by proxy to act on Proposal 2.

The Special Meeting may be adjourned with respect to one or more proposals to be considered, or one or more Portfolios, by the Chair of the Special Meeting, whether or not a quorum is present with respect to that proposal or Portfolio. If the time and place for the adjourned meeting is announced at the Special Meeting, no further notice need be given. The quorum requirements are likely to be attained due to “echo voting” described below.

All properly executed Proxies received prior to the Special Meeting or any postponement or adjournment thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions and broker non-votes, if any, will be treated as shares that are present at the Special Meeting and entitled to vote on the proposal, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of each applicable Proposal.

Manner of Voting

In addition to voting at the virtual Special Meeting, shareholders may vote prior to the Special Meeting by promptly returning the enclosed proxy card or voting instruction card or by casting their vote or providing their voting instructions via telephone or over the Internet using the instructions provided on the enclosed proxy card or voting instruction card.

Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, or by giving written notice of revocation to the Secretary of the applicable Trust.

Voting by the Life Companies. Shares of the Portfolios are sold to the Separate Accounts and are used as investment options under Variable Contracts. Contract Owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Life Companies use the Portfolios as funding vehicles and are, in most cases, the legal shareholders of the Portfolios. As such, the Life Companies will have sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Therefore, for a Separate Account that is registered with the SEC, a Life Company will request voting instructions from the Contract Owner and will vote shares or other interests in the Separate Account for which voting instructions are received as directed by the Contract Owner.

If an executed voting instruction card is received that does not specify a choice as to a Proposal, a Life Company will consider its timely receipt as an instruction to vote in favor of the Proposal. In the event that any Contract Owner fails to submit voting instructions with respect to the Separate Account or submits an unsigned voting instruction card, the Separate Account will vote the shares attributable to those Contract Owners for, against, or abstain in the same proportion as the shares for which voting instructions were received from Contract Owners investing through the same Separate Account, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. The Life Companies will also proportionally vote any shares held for their own account. Consistent with the foregoing, other than Proposal 1, voting instructions with respect to a Proposal to abstain will have the same effect as votes against the Proposal. Because each Trust requires the affirmative vote of a plurality of votes to elect each of the Board nominees, abstentions, if any, will not have an effect on the outcome of Proposal 1. In certain circumstances, a Life Company has the right to disregard voting instructions from owners of certain Variable Contracts, although each Life Company does not believe that these circumstances exist with respect to the proposals to be voted on at the Special Meeting.

The Life Companies do not require that a specified number of Variable Contract owners submit voting instructions before the Life Companies will vote the shares of the Portfolios held by their respective Separate Accounts at the Special Meeting. Therefore, a small number of Variable Contract owners may determine whether or not a proposal is approved. In determining to vote the shares of a Portfolio held by its Separate Account(s) at the Special Meeting, a Life Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Life Company, and (2) the percentage of Variable Contracts represented by voting instructions received by the Life Company. When such determination has been made, the Life Company will vote the shares of the Portfolios held by its Separate Accounts as outlined in the preceding paragraph.

Voting by Funds-of-Funds. The SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio, SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio, and SA VCP Index Allocation Portfolio of SAST, and the SA Allocation Aggressive Portfolio, SA Allocation Moderately Aggressive Portfolio, SA Allocation Moderate Portfolio, and SA Allocation Balanced Portfolio of SST are structured as “funds-of-funds,” which means that they generally pursue their investment goals by investing in shares of other portfolios of SAST and SST (the “Underlying Portfolios”) as part of their investment strategies (collectively, the “Funds-of-Funds”). The Funds-of-Funds will vote the shares of the Underlying Portfolios according to the Funds-of-Funds’ proxy voting policies and procedures.

Voting by Mail. To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Proxy Statement, indicate your vote on the Proposals, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meeting.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu instructions. Prior to calling, you should read this Proxy Statement and have your proxy card or voting instruction card at hand.

Internet Voting Prior to the Special Meeting. To vote over the Internet prior to the Special Meeting, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote each card during the same session.

Internet Voting during the Special Meeting. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) or provide voting instructions by accessing an event link. To register to attend the virtual meeting, please send an email to the proxy solicitor, EQ, at attendameeting@equiniti.com. Please include “Venerable Funds” in the subject line and provide your control number located on your proxy card/voting instruction card, your full name, and your email address. Requests for registration must be received no later than 12:00 p.m. Eastern Time, on Monday November 23, 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meeting, you will receive an email with your unique Special Meeting attendance link. Further instructions to access the Special Meeting and to vote your shares, if you have not already done so, will be included in the email.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card or voting instruction card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing EQ Fund Solutions, LLC (“EQ”), as proxy solicitor, and its agents to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or to multiple shareholders of the Portfolios whose accounts are registered under the same client identification number and the same address, unless the Portfolios have received instructions to the contrary. This practice is commonly called “householding,” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise.

To request a separate copy of the Proxy Statement or any other shareholder document, or for instructions as to how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Trust at the address and phone number set forth on the first page of the Notice of Joint Special Meeting.

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Portfolios and the applicable Board primarily by the mailing of the Notice and this Proxy Statement, with its enclosures, on or about September 21, 2026. In addition to the solicitation of proxies by mail, employees of the Portfolios and their affiliates may, without additional compensation, solicit proxies in person or by telephone or other oral communication.

The tabulation and solicitation expenses in connection with the proposals are estimated to be approximately $850,000, and other expenses of the proposals, including legal, audit, filing fees and other related expenses, are estimated to be approximately $55,000. Such costs will be borne equally by the Portfolios. Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes will be borne by the Portfolios and SunAmerica or its affiliates in the same manner.

SunAmerica has retained EQ to serve as a proxy solicitation firm on behalf of the Portfolios. EQ, among other things, is (i) required to maintain the confidentiality of all shareholder information, (ii) prohibited from selling or otherwise disclosing shareholder information to any third party, and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposals should be directed to EQ by telephone at (800) 859-8511.

Reports to Shareholders

Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request in writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, P.O. Box 15570, Amarillo, Texas 79105-5570, or by calling 1-800-445-7862.

Shareholder Proposals

The Portfolios do not hold regular or annual meetings of shareholders. The Portfolios hold meetings of shareholders whenever (a) the 1940 Act requires shareholders to act upon certain proposals, including (i) election of

Trustees, (ii) approval of a management agreement, (iii) approval of a distribution agreement, (iv) changes to fundamental restrictions, and (v) certain reorganizations, and (b) when required under the Trust’s Declaration of Trust.

Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kristina Magolis, Chief Legal Officer, Vice President and Secretary of SunAmerica Series Trust and Seasons Series Trust, One World Trade Center, Suite J, 49th Floor, New York, NY 10007. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Trust within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Other Business

SunAmerica, the Life Companies and the Trusts know of no business to be presented at the Special Meeting other than the proposals set forth in this Proxy Statement. Should any other proposal requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trusts and the Portfolios.

Service Providers

SunAmerica, the Portfolios’ investment adviser and manager, is located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007.

Directed Services LLC, the principal underwriter for each Trust, is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

EXHIBIT A

Information About Current Officers of the Trusts

The following table lists the officers of the Trusts, their ages, current position(s) held with the Trusts, length of time served and principal occupations during the past five years. Unless otherwise noted, the address of each executive officer is 5300 Memorial Drive, Suite 1150, Houston, TX 77007.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Edward Gizzi 1977	Vice President and Assistant Secretary	2026-Present (Vice President); 2017-Present (Assistant Secretary)	Assistant Vice President and Associate General Counsel, Venerable (2026-Present); Associate General Counsel, Corebridge (2017-2025).

Christopher C. Joe 1969	Vice President and Chief Compliance Officer	2017–Present	Vice President, Trust Chief Compliance Officer and Head of Compliance (SunAmerica), Venerable (2026-Present); Vice President and Chief Compliance Officer, Seasons Series Trust, SunAmerica Series Trust (2017-Present); Vice President and Chief Compliance Officer, VALIC Company I (2017-2025); Vice President and Chief Compliance Officer– Mutual Funds (2017- 2025) and Chief Compliance Officer- Institutional Markets (2023-2025), Corebridge; Chief Compliance Officer, VALIC Retirement Services Company (2017-2019).

Gregory R. Kingston 1966	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014–Present	Vice President, SunAmerica (1999-Present); Vice President - Fund Administration (SunAmerica), Venerable (2026-Present); Vice President (1999-2025), Head of Mutual Fund Administration (2014-2025), Corebridge; Director, Corebridge Capital Services, Inc. (2021-2025); Treasurer, SunAmerica Series Trust, Seasons Series Trust (2014-Present); Treasurer, VALIC Company I (2014-2025).

Kristina Magolis 1985	Chief Legal Officer, Vice President and Secretary	2026– Present

Vice President, General Counsel and Secretary, SunAmerica (2026-Present); Vice President and Deputy General Counsel, Venerable (2023-Present); General Counsel and Secretary, Venerable Investment Advisers, LLC (2023-Present); Vice President, Assistant Secretary and Associate General Counsel, Equitable Investment Management Group, LLC (2022-2023); Vice President, Assistant Secretary and Associate General Counsel, Equitable Investment Management, LLC (2023); employee of Equitable Financial (2022-2023); Vice President,

Legal and Compliance, Morgan Stanley Investment Management (2017-2022).

A-1

Matthew J. Hackethal 1971	Anti-Money Laundering Compliance Officer	2006– Present	Chief Compliance Officer (2006-Present) and Vice President (2011-Present), SunAmerica; Assistant Vice President and Chief Compliance Officer (SunAmerica), Venerable (2026-Present), Senior Vice President (2025), Vice President (2011-2025) and Chief Compliance Officer (2006-2025), Corebridge; Anti-Money Laundering Compliance Officer, SunAmerica Mutual Fund Complex (2006-Present).

Salimah Shamji 1971	Vice President	2020– Present	Assistant Vice President, SunAmerica (2026-Present); Assistant Vice President, Investment Product Management–Venerable (2026-Present); Vice President (SunAmerica), Corebridge (2008-2025).

Shawn Parry 1972	Vice President and Assistant Treasurer	2014– Present	Director - Fund Administration (SunAmerica), Venerable (2026- Present); Vice President, Corebridge (2014-2025).

A-2

EXHIBIT B

SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

AUDIT COMMITTEE CHARTER

Mission

The mission of the Audit Committees (each, a “Committee”) of the Boards of Trustees (each, a “Board”) of SunAmerica Series Trust and Seasons Series Trust (each, a “Trust”) is to oversee: (i) each Trust’s accounting and financial reporting policies and practices; (ii) each Trust’s internal controls and, as appropriate, the internal controls of certain service providers;

(iii) the integrity, quality and objectivity of each Trust’s financial statements and the independent audit thereof; including, but not limited to, oversight of the qualifications and independence of the Trust’s independent registered public accounting firm (the “Independent Auditor”).

The Committee will act as a liaison between the Independent Auditor and the Board and will assist the Board in its oversight of the Trust’s compliance with legal and regulatory requirements related to the Trust’s financial reporting, internal controls and independent audits. The Committee will also report to the Board, if necessary, any relationships between the Independent Auditor and the Trust, or any other relationships, that come to the Committee’s attention and that may adversely affect the independence of the Independent Auditor.

The function of the Committee is to provide oversight; it is the responsibility of each Trust and the Trust’s management to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Trust’s Independent Auditor to plan and carry out the Trust’s audit in accordance with auditing standards generally accepted in the United States (“GAAS”).

Specifically, the Trust’s management is responsible for: (i) the preparation, presentation and integrity of the Trust’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting and other procedures designed to ensure compliance with accounting standards and related laws and regulations. The Independent Auditor is responsible for planning and carrying out an audit consistent with GAAS and the terms of its engagement letter.

The review of the Trust’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Trust’s management for preparing, or the Independent Auditor for auditing, the Trust’s financial statements. Similarly, the review of management’s processes to assess and manage risk with respect to accounting and financial reporting matters is not an audit nor does the Committee’s review substitute for the responsibilities of the Trust’s management in this area. Members of the Committee are not full- time employees of the Trust, and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. It is not the duty or responsibility of the Committee or its members to conduct “field work” such as auditing, accounting or risk management reviews or procedures.

In discharging their responsibilities, the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial and risk management data, if prepared or presented by: (i) one or more officers of the Trust whom the Committee reasonably believes to be reliable and competent in the matters presented; or (ii) legal counsel, public accountants, or other persons as to matters the Committee reasonably believes are within those persons’ professional or expert competence.

The Independent Auditor is directly accountable to the Committee and must report to the Committee. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s service providers, including the Independent Auditor.

Committee Membership, Composition and Qualifications

The size of the Committee shall be determined by the Board from time to time in accordance with the Trust’s charter. The Board may replace members of the Committee for any reason. No member of the Committee shall be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Committee must be members of the Board and should be free of any relationships that would interfere with the exercise of independent judgment, including that they may not, other than in their capacity as members of the Audit Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust or any affiliated person of the Trust. A list of members of the Committee is attached hereto as Appendix A.

The President and Treasurer of the Trust, although not members of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Trust’s investment adviser, SunAmerica Asset Management, LLC.

All Committee members shall be financially literate, as such qualification is interpreted by the Board in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) and whether any such expert is “independent”1 as those terms are defined in Item 3 of Form N-CSR. If the Trust does not have at least one member of the Committee who is an ACFE the Trust’s periodic reports on Form N- CSR shall disclose the reason for not having such an expert. A Committee member designated as an ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee not so designated.

The members of the Committee shall designate a Chair by majority vote of the full Committee membership.

Operations of the Committee

a)

The Committee shall meet at least twice annually, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

b)

The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

c)

A majority of the members of the Committee shall constitute a quorum for the transaction of business during any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

d)

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decision of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

e)

The Committee shall invite Trustees who are not members of the Committee, Trust management, internal accounting staff and individuals with internal audit responsibilities, internal legal and compliance counsel, representatives of service providers and entities that provide significant accounting or administrative services to the Trust, and/or others whose views would be considered helpful, to attend meetings and provide information as the Committee, in its sole discretion, considers appropriate, including with respect to accounting and related financial matters. The Trust’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request.

f)	The Committee shall cause minutes of its formal meetings to be prepared and maintained with the Trust’s records.

Duties and Responsibilities

In accordance with its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:

Independent Auditor

1.

Approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Trust’s financial statements, to recommend to the independent directors the selection, retention or termination of the Trust’s Independent Auditor and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the Independent Auditor.

2.

Approve prior to appointment the engagement of the Independent Auditor to provide other audit services to the Trust or to provide “permissible non-audit services”2 to the Trust.3 The Committee may delegate to one or more of its members (each, a “Delegate”) authority to pre-approve permissible non-audit services. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting;

3.

Approve prior to appointment the engagement of the Independent Auditor to provide permissible non-audit services to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (each, a “control affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.4 The Committee may also, to the extent deemed appropriate, adopt policies and procedures for pre-approval of the engagement of the Trust’s Independent Auditor to provide any services described in paragraphs 2 and 3;

4.

Confirm with the Independent Auditor performing the audit that it is not performing contemporaneously (during the audit and professional engagement period) any impermissible non-audit services for the Trust, its investment adviser or any control affiliate. In making an assessment regarding the permissibility of any non-audit services provided to the Trust, the Committee will consider information from various available sources including the Independent Auditor, and will take into consideration the Independent Auditor’s perspective about whether a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards. The Committee will also consider whether any non-audit services which were not pre- approved by the Committee are compatible with maintaining the independence of the Independent Auditor;

5.	Approve the fees proposed to be charged and review the fees actually charged by the Independent Auditor for audit and permissible non-audit services;
6.	Select, recommend and engage a new Independent Auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;
7.

Review and oversee, in advance and in consultation with the Independent Auditor, the senior level staffing of the audit of the Trust’s financial statements (such as concurring partner, tax partner, and manager) and discuss with the Independent Auditor its compliance with the audit partner rotation requirements applicable to the engagement with the Trust;

Financial Reporting Processes

8.

Meet periodically with the Trust’s Independent Auditor and Trust management, including in separate executive sessions, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, (ii) to review and discuss the Trust’s annual audited financial statements, (iii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the Independent Auditor, or other results of said audit(s), and including matters required to be discussed by Statements on Auditing Standards (“SAS”) No. 114, and management’s response to such matters,4 as well as any other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards, including, but not limited to, the matters required to be discussed by other relevant SASs, Public Company Accounting Oversight Board auditing standards, and rules promulgated by the Securities and Exchange Commission (the “SEC”), (iv) to consider the Independent Auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto, (v) to consider the adequacy and effectiveness of management’s risk assessment and risk management policies and procedures with respect to accounting and financial reporting matters; (vi) to review the form of opinion the Independent Auditor proposes to render to the Board and shareholders,5 and (vii) to review and assess the performance and continued independence of the Independent Auditor;

9.	Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the Independent Auditor;

10.

Consider, in consultation with the Independent Auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Trust and the effect upon the Trust of any proposed changes in accounting principles or practices, (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Trust, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and (vi) any other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences;

11.

Review, in consultation with management of the Trust’s investment adviser, as well as the Trust’s principal executive officer, principal financial officer and Independent Auditor, the adequacy and effectiveness of the Trust’s system of internal control over financial reporting, including (i) any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein, any recommendations for the improvement of internal control over financial reporting procedures or particular areas where new or more detailed controls or procedures are desirable, and any corrective actions with regard to significant deficiencies or material weaknesses; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal control over financial reporting; and (iii) any other matters that may jeopardize the Trust’s ability to file its financial statements with the SEC or the certifying officers’ ability to certify the Trust’s Form N-CSR;

12.

Review material issues relating to the Independent Auditor’s internal quality-control procedures, including any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

Ethical and Legal Compliance

13.

Consider reports from Trust legal counsel with respect to compliance with laws and regulations, significant litigation, and other matters that could have a significant impact on the Trust or its financial statements;

14.	Establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

15.	Investigate improprieties or suspected improprieties in Trust operations, as they are presented to the Committee or brought to the attention of the Committee;

16.	Review the Trust’s tax compliance and status, including the status of the Trust’s position relative to tax audits and significant issues disputed by tax authorities;

17.	Investigate matters brought to its attention within the scope of its duties;

18.

Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Trust or its service providers of concerns regarding questionable accounting or auditing matters related to the Trust;

19.	Report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Independent Auditor, the authority to utilize Trust counsel and to retain and compensate experts, special counsel and other persons with specific competence as the Committee deems necessary or appropriate, and the authority to obtain specialized training for Committee members, at the expense of the Trust.

2.

On an annual basis, the Committee shall conduct a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.

3.	The Committee shall review this Charter periodically, at least annually, and recommend any changes to the full Board.

Amended: December 3, 2020

APPENDIX A

AUDIT COMMITTEE MEMBERSHIP

Chair

Charles H. Self III

Members

Tracey C. Doi

Jane Jelenko

Christianne F. Kerns

Martha B. Willis

Bruce G. Willison

Amended: December 10, 2025

EXHIBIT C

SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

NOMINATION AND GOVERNANCE COMMITTEE

CHARTER

I.	PURPOSE

The primary duties and responsibilities of the Nomination and Governance Committees (each, a “Committee”) of the Boards of Trustees (each, a “Board”) of SunAmerica Series Trust and Seasons Series Trust (each, a “Trust”) are to:

•	make nominations for Trustees’ membership on the Board;
•	review, at least annually, the independence of the Independent Trustees (as defined in Article II below);
•	review periodically Board governance procedures and recommend any appropriate changes to the full Board;
•	review periodically the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds to those already on the Board;
•

evaluate, at least annually, the performance of the Board (and, in particular, of the Independent Trustees) as a whole, including a consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Trustee serves;

•	review, at least annually, the appropriateness of all committees and committee assignments;
•	undertake the search and selection of any independent legal counsel to the Independent Trustees;
•	review, at least annually, the independence of any legal counsel to the Independent Trustees;
•	review periodically Trustee compensation and recommend any appropriate changes to the full Board;
•	review and make recommendations with regard to the retirement policy or any other provisions relating to the tenure of the Independent Trustees;
•

make a determination, at least annually, whether or not to adopt or, amend as appropriate, policies and procedures regarding nominations of Trustees, including any procedures for nominations from shareholders; and

•	make a determination, at least annually, whether or not to adopt policies and procedures regarding communications from shareholders to the Trustees.

II.	COMPOSITION

The Committee shall be composed entirely of members of the Board who are not considered “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). A list of members of the Committee is attached hereto as Appendix A.

The Board will appoint the members of the Committee. The members of the Committee shall designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet in person or telephonically at least once annually and is empowered to hold special meetings as circumstances require. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person, by telephone, or by other electronic communication method so long as all persons participating in the meeting can hear each other at the same time.

The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate. The Committee shall cause minutes of each meeting of the Committee to be prepared, which minutes shall be approved by the Committee or the Board at a future meeting. The Committee may ask legal counsel, representatives of the Trust’s manager or investment adviser, or others to attend Committee meetings and provide pertinent information as necessary.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

Board Nomination Functions

•

Evaluate candidates’ qualifications as Independent Trustees for Board membership and their independence from the Trust’s manager or investment adviser, any subadvisers, and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers, investment advisers, subadvisers or service providers. The Committee’s policy regarding its procedures for considering candidates for the Board (the “Candidate Procedures”) is attached hereto as Appendix B.

•	Evaluate any candidates’ qualifications for any Trustees that would be considered affiliated Trustees.
•

Submit final candidate recommendations to the full Board for approval. The Committee may consider candidates suggested by the Trust’s manager or investment adviser, and may involve representatives of the Trust’s manager or investment adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

•

If required by law to do so, review shareholder recommendations for nominations to fill vacancies on the Board. Any such recommendations must be submitted in writing and addressed to the Committee at the Trusts’ offices, and will be evaluated in accordance with the Candidate Procedures.

•

Conduct or oversee, at least annually, an evaluation of the performance of the Board as a whole and of the Independent Trustees, including a consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Trustee serves.

Ongoing Trustee Independence

•

Review, no less frequently than annually, a questionnaire prepared by each Independent Trustee that solicits information on business, financial and family relationships with the Trust’s manager or investment adviser, subadviser, other service providers and their affiliates, as well as other relationships that could affect his or her status as an Independent Trustee. The Committee shall review these questionnaires and any other information brought to its attention for changes in the affiliations of the Independent Trustees to ensure that a Trustee does not assume or has not assumed relationships that might impair his or her independence.

Independent Legal Counsel

•	In the event a new independent counsel to the Independent Trustees is to be retained, evaluate and select such counsel.
•

Review, no less frequently than annually, the independence of legal counsel to ensure that: (i) any representation of the Trust’s manager or investment adviser, subadvisers, principal underwriter, administrator, (each, a “Management Organization”) or their control persons during the past two fiscal years is or was sufficiently limited that it is unlikely to adversely affect the professional judgment of the person in providing legal representation; and (ii) the Committee has obtained an undertaking from counsel to provide it the information necessary for its determination, and to update promptly that information if the counsel begins, or materially increases, the representation of a Management Organization or control person.

Committee Nomination Functions

•	Make nominations for membership on all committees of the Board and review committee assignments at least annually.
•

Review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board and whether committees should be continued or reorganized. The Committee shall make recommendations for any such action to the full Board.

Compensation Functions

•

Review, at least annually, the compensation of the Independent Trustees and committee members including any expense reimbursement policies, as appropriate. Trustee compensation recommendations may take into account the asset levels of the Trusts, the degree of complexity of overseeing the Trusts, the demands placed on the Independent Trustees, the practices of other mutual fund groups, the need to attract and retain qualified Independent Trustees, any relevant regulatory or judicial developments, and any other considerations deemed appropriate by the Committee.

Documents/Reports

•	Review and update this Charter periodically, but at least annually, as conditions dictate.
•

Prepare or direct that a record be prepared of: (i) the initial determination that a Trustee qualifies as an Independent Trustee; (ii) each subsequent determination, which is to be made at least annually, of whether the Trustee continues to qualify as an Independent Trustee; (iii) the determination that any person who is acting as legal counsel to the Independent Trustees is an independent legal counsel; and (iv) the Committee’s evaluation of the performance of the Board and the Independent Trustees.

Other Powers and Responsibilities

•	Monitor the performance of legal counsel employed by the Trusts and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees.
•

Make a determination, at least annually, whether or not to adopt policies and procedures regarding communications from shareholders to the Trustees. If the Committee determines that it is in the best interest of the Trust to have such policies and procedures, it shall recommend such policies and procedures to the full Board that it believes are appropriate.

V.	AUTHORITY AND RESOURCES

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust counsel and to retain special counsel, experts or other persons with specific competence at the expense of the Trust, as it deems necessary and proper.

Approved March 23, 2017

Amended March 27, 2018

Amended March 27, 2019

APPENDIX A

NOMINATION AND GOVERNANCE COMMITTEE MEMBERSHIP

Chair

Tracey C. Doi

Members

Jane Jelenko

Christianne F. Kerns

Charles H. Self III

Martha B. Willis

Bruce G. Willison

Amended: October 12, 2023

APPENDIX B

NOMINATION AND GOVERNANCE COMMITTEE

POLICY REGARDING SELECTION OF TRUSTEE NOMINEES

When a vacancy on the Board exists or is anticipated, or when the Nomination and Governance Committee (the “Committee”) deems it desirable to select a new or additional trustee, the Committee will consider any candidate for trustee recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. However, the Committee will not be required to solicit recommendations from a Trust’s shareholders.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current Trustees, management of the Trusts and counsel to the Trusts and/or the Independent Trustees. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

(i)	the candidate’s knowledge in matters relating to the mutual fund industry;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies;

(iii)	the candidate’s educational background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)

the candidate’s ability to qualify as an independent trustee for purposes of the 1940 Act, the candidate’s independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii)	the candidate’s age relative to any Trust age limitation on nominations; and

(ix)

such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Overall, the Committee will seek to identify the most qualified candidates, and in doing so may consider the above factors, or such others factors as it may identify from time to time, as it deems appropriate in its sole discretion. For example, the Board, in its sole discretion, may consider how the candidate would complement the existing diversity of the Board, and would contribute to the Board as a whole, both in terms of viewpoint, professional experience, education, skills and other individual qualities and attributes, as well as in terms of race, gender, national origin, culture and geography. Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

EXHIBIT D

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

Portfolio	Class	Shares Outstanding on Record Date
SAST SA AB Growth Portfolio	Class 1	15,704,102.987
	Class 2	1,161,543.750
	Class 3	12,229,880.174
SAST SA AB Small & Mid Cap Value Portfolio	Class 1	6,247,116.205
	Class 2	606,136.933
	Class 3	28,001,793.755
SAST SA American Funds® Asset Allocation Portfolio	Class 1	308,656.477
	Class 3	95,498,417.905
SAST SA American Funds® Global Growth Portfolio	Class 1	145,110.188
	Class 3	27,423,216.441
SAST SA American Funds® Growth Portfolio	Class 1	126,429.670
	Class 3	66,929,036.545
SAST SA American Funds® Growth-Income Portfolio	Class 1	112,194.346
	Class 3	33,533,022.771
SAST SA American Funds® VCP Managed Allocation Portfolio	Class 1	63,145.281
	Class 3	101,021,377.348
SAST SA BlackRock Advantage International Portfolio	Class 1	17,662,170.210
	Class 2	463,480.521
	Class 3	9,767,759.125
SAST SA BlackRock Multi-Factor 70/30 Portfolio	Class 1	10,014.645
	Class 3	6,500,523.722
SAST SA Emerging Markets Equity Index Portfolio	Class 1	4,054,308.424
	Class 3	1,300,920.688
SAST SA Federated Hermes Corporate Bond Portfolio	Class 1	35,090,849.516
	Class 2	818,694.980
	Class 3	93,153,851.824
SAST SA Fidelity Institutional AM® Global Equities Portfolio	Class 1	11,652,812.677
	Class 2	131,419.697
	Class 3	2,818,027.684
SAST SA Fidelity Institutional AM® International Growth Portfolio	Class 1	10,475,629.957
	Class 3	1,103,142.289
SAST SA Fidelity Institutional AM® Real Estate Portfolio	Class 1	7,679,631.304
	Class 2	192,308.375
	Class 3	9,740,421.330
SAST SA Fixed Income Index Portfolio	Class 1	44,692,028.573
	Class 3	10,644,963.613
SAST SA Fixed Income Intermediate Index Portfolio	Class 1	44,490,092.853
	Class 3	5,673,871.277
SAST SA Franklin BW U.S. Large Cap Value Portfolio	Class 1	32,777,722.294
	Class 2	1,826,030.546
	Class 3	19,197,497.939
SAST SA Franklin Small Company Value Portfolio	Class 1	5,354,258.659
	Class 3	9,544,490.867

Portfolio	Class	Shares Outstanding on Record Date
SAST SA Franklin Systematic U.S. Large Cap Core Portfolio	Class 1	11,218,737.614
	Class 3	1,378,199.747
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio	Class 1	19,938,425.905
	Class 2	327,363.381
	Class 3	14,654,303.101
SAST SA Franklin Tactical Opportunities Portfolio	Class 1	4,677.538
	Class 3	7,284,808.687
SAST SA Global Index Allocation 60/40 Portfolio	Class 3	5,545,435.096
SAST SA Global Index Allocation 75/25 Portfolio	Class 1	22,146.764
	Class 3	4,847,221.852
SAST SA Global Index Allocation 90/10 Portfolio	Class 1	173,848.520
	Class 3	18,227,627.107
SAST SA Goldman Sachs Government and Quality Bond Portfolio	Class 1	47,657,984.963
	Class 2	893,357.778
	Class 3	36,647,965.024
SAST SA Goldman Sachs Multi-Asset Insights Portfolio	Class 1	17,426.630
	Class 3	4,375,522.565
SAST SA Index Allocation 60/40 Portfolio	Class 1	26,006.292
	Class 3	17,830,203.996
SAST SA Index Allocation 80/20 Portfolio	Class 1	149,919.189
	Class 3	28,474,245.370
SAST SA Index Allocation 90/10 Portfolio	Class 1	346,596.476
	Class 3	76,758,601.816
SAST SA International Index Portfolio	Class 1	51,397,285.700
	Class 3	2,747,145.308
SAST SA Invesco Growth Opportunities Portfolio	Class 1	15,224,921.166
	Class 2	242,148.801
	Class 3	18,575,543.628
SAST SA Janus Focused Growth Portfolio	Class 1	13,747,562.265
	Class 2	395,473.498
	Class 3	10,626,937.033
SAST SA JPMorgan Diversified Balanced Portfolio	Class 1	5,390,981.035
	Class 2	729,293.226
	Class 3	13,631,827.627
SAST SA JPMorgan Emerging Markets Portfolio	Class 1	6,405,473.713
	Class 2	205,003.942
	Class 3	10,321,610.159
SAST SA JPMorgan Equity-Income Portfolio	Class 1	10,685,121.776
	Class 2	261,996.896
	Class 3	10,770,359.735
SAST SA JPMorgan Large Cap Core Portfolio	Class 1	14,729,280.130
	Class 2	142,064.020
	Class 3	5,531,468.777
SAST SA JPMorgan MFS Core Bond Portfolio	Class 1	110,722,937.114
	Class 2	644,277.850
	Class 3	101,987,390.332
SAST SA JPMorgan Mid-Cap Growth Portfolio	Class 1	10,669,443.726
	Class 2	684,825.598
	Class 3	23,522,579.906

Portfolio	Class	Shares Outstanding on Record Date
SAST SA JPMorgan Ultra-Short Bond Portfolio	Class 1	9,292,529.154
	Class 2	774,336.716
	Class 3	20,562,131.964
SAST SA Large Cap Growth Index Portfolio	Class 1	18,746,518.113
	Class 3	3,084,606.722
SAST SA Large Cap Index Portfolio	Class 1	68,648,736.539
	Class 3	3,650,956.420
SAST SA Large Cap Value Index Portfolio	Class 1	28,695,498.889
	Class 3	4,206,606.727
SAST SA MFS Large Cap Growth Portfolio	Class 1	23,241,948.786
	Class 2	1,833,899.668
	Class 3	15,392,394.364
SAST SA MFS Massachusetts Investors Trust Portfolio	Class 1	15,692,844.570
	Class 2	376,005.405
	Class 3	16,700,251.766
SAST SA MFS Total Return Portfolio	Class 1	5,710,995.322
	Class 2	819,244.064
	Class 3	18,525,142.896
SAST SA Mid Cap Index Portfolio	Class 1	23,613,897.270
	Class 3	5,748,666.749
SAST SA PIMCO Global Bond Opportunities Portfolio	Class 1	5,013,508.636
	Class 2	193,007.922
	Class 3	24,088,968.605
SAST SA PIMCO RAE International Value Portfolio	Class 1	6,037,028.758
	Class 2	438,173.531
	Class 3	17,088,033.854
SAST SA PineBridge High-Yield Bond Portfolio	Class 1	22,119,493.598
	Class 2	873,228.070
	Class 3	20,910,222.852
SAST SA Putnam International Value Portfolio	Class 1	13,970,762.750
	Class 2	339,990.270
	Class 3	7,415,107.970
SAST SA Schroders VCP Global Allocation Portfolio	Class 1	32,147.444
	Class 3	30,897,838.180
SAST SA Small Cap Index Portfolio	Class 1	15,671,921.161
	Class 3	5,800,235.386
SAST SA T. Rowe Price Allocation Moderately Aggressive Portfolio	Class 1	23,031.162
	Class 3	44,765,127.605
SAST SA T. Rowe Price VCP Balanced Portfolio	Class 1	15,684.481
	Class 3	94,459,575.322
SAST SA VCP Dynamic Allocation Portfolio	Class 1	76,070.438
	Class 3	644,186,447.420
SAST SA VCP Dynamic Strategy Portfolio	Class 1	45,777.258
	Class 3	330,383,395.696
SAST SA VCP Index Allocation Portfolio	Class 1	51,477.008
	Class 3	39,215,649.597
SAST SA Wellington Capital Appreciation Portfolio	Class 1	14,135,263.526
	Class 2	1,053,804.527
	Class 3	37,770,125.458

Portfolio	Class	Shares Outstanding on Record Date
SAST SA Wellington Strategic Multi-Asset Portfolio	Class 1	1,129,561.252
	Class 3	14,599,553.307
SST SA Allocation Aggressive Portfolio	Class 1	1,345,671.489
	Class 3	27,998,402.171
SST SA Allocation Balanced Portfolio	Class 1	1,554,073.703
	Class 3	21,599,639.542
SST SA Allocation Moderate Portfolio	Class 1	2,031,565.353
	Class 3	24,446,777.555
SST SA Allocation Moderately Aggressive Portfolio	Class 1	2,855,849.543
	Class 3	41,647,575.737
SST SA American Century Inflation Managed Portfolio	Class 1	22,084,416.283
	Class 3	36,611,739.514
SST SA Columbia Focused Value Portfolio	Class 1	13,159,375.823
	Class 2	537,882.645
	Class 3	361,816.157
SST SA Franklin Allocation Moderately Aggressive Portfolio	Class 1	706,126.459
	Class 2	2,158,731.551
	Class 3	10,299,033.903
SST SA Multi-Managed Diversified Fixed Income Portfolio	Class 1	65,660,557.323
	Class 2	1,041,299.578
	Class 3	492,157.596
SST SA Multi-Managed International Equity Portfolio	Class 1	22,496,228.978
	Class 2	1,079,283.879
	Class 3	860,764.217
SST SA Multi-Managed Large Cap Growth Portfolio	Class 1	15,279,501.871
	Class 2	2,230,276.247
	Class 3	1,579,118.247
SST SA Multi-Managed Large Cap Value Portfolio	Class 1	21,973,594.038
	Class 2	1,365,847.675
	Class 3	696,332.922
SST SA Multi-Managed Mid Cap Growth Portfolio	Class 1	7,983,191.452
	Class 2	1,250,385.547
	Class 3	915,727.924
SST SA Multi-Managed Mid Cap Value Portfolio	Class 1	9,307,766.498
	Class 2	927,731.848
	Class 3	571,827.305
SST SA Multi-Managed Small-Cap Portfolio	Class 1	9,266,567.132
	Class 2	931,232.156
	Class 3	724,510.265

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

EXHIBIT E

OWNERSHIP OF SHARES

To the knowledge of each Portfolio, the below shareholders owned of record or beneficially 5% or more of the indicated class of outstanding shares of the Portfolio as of the Record Date. The addresses for the below shareholders are as follows: American General Life Insurance Company (“AGL”) is located at 2727-A Allen Parkway, Houston, Texas 77019; Nassau Life Insurance Company (“Nassau”) is located at 1 American Row, Hartford, Connecticut 06103-2801; The United States Life Insurance Company of The City of New York (“USL”) is located at One World Financial Center, 200 Liberty Street, New York, New York 10281; The Variable Annuity Life Insurance Company (“VALIC”) is located at 2929 Allen Parkway, Houston, Texas 77019; each of the SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio, SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio, and SA VCP Index Allocation Portfolio, series of SunAmerica Series Trust (“SAST”), is located at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007; each of the SA Allocation Aggressive Portfolio, SA Allocation Balanced Portfolio, SA Allocation Moderate Portfolio, and SA Allocation Moderately Aggressive Portfolio, series of Seasons Series Trust (“SST”), is located at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007, and each of Balanced Growth Strategy, Conservative Growth Strategy, Growth Strategy and Moderate Growth Strategy is located at 1 SunAmerica Center, Los Angeles, California 90067.

Portfolio	Class	Shareholder Name	Shares Held	% of Class

SAST – SA AB Growth Portfolio	Class 1	AGL	8,023,799.423	51.09%

	Class 1	SA VCP Dynamic Allocation Portfolio	4,271,540.825	27.20%

	Class 1	SA VCP Dynamic Strategy Portfolio	2,075,520.708	13.22%

	Class 2	AGL	1,161,543.750	100.00%

	Class 3	AGL	11,366,058.426	92.94%

	Class 3	USL	762,542.126	6.24%

SAST – SA AB Small & Mid Cap Value Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	807,806.909	12.93%

	Class 1	SA VCP Dynamic Strategy Portfolio	4,862,906.642	77.84%

	Class 2	AGL	606,136.933	100.00%

	Class 3	AGL	26,309,183.758	93.96%

	Class 3	USL	1,545,804.492	5.52%

SAST – SA American Funds® Asset Allocation Portfolio	Class 1	AGL	308,656.477	100.00%

	Class 3	AGL	85,404,118.456	89.43%

	Class 3	USL	6,913,635.498	7.24%

SAST – SA American Funds® Global Growth Portfolio	Class 1	AGL	145,110.188	100.00%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 3	AGL	25,746,165.112	93.88%

	Class 3	USL	1,452,215.191	5.30%

SAST – SA American Funds® Growth Portfolio	Class 1	AGL	126,429.670	100.00%

	Class 3	AGL	62,386,907.249	93.21%

	Class 3	USL	3,612,600.894	5.40%

SAST – SA American Funds® Growth-Income Portfolio	Class 1	AGL	112,194.346	100.00%

	Class 3	AGL	31,356,733.721	93.51%

	Class 3	USL	1,775,238.462	5.29%

SAST – SA American Funds® VCP Managed Allocation Portfolio	Class 1	AGL	63,145.281	100.00%

	Class 3	AGL	85,999,782.818	85.13%

	Class 3	USL	10,697,802.682	10.59%

SAST – SA BlackRock Advantage International Portfolio	Class 1	AGL	1,873,567.806	10.61%

	Class 1	SA Allocation Growth Portfolio	1,238,472.545	7.01%

	Class 1	SA Allocation Moderate Growth Portfolio	925,309.738	5.24%

	Class 1	SA VCP Dynamic Allocation Portfolio	9,366,698.035	53.03%

	Class 1	SA VCP Dynamic Strategy Portfolio	3,468,417.801	19.64%

	Class 2	AGL	463,480.521	100.00%

	Class 3	AGL	9,114,514.734	93.31%

	Class 3	USL	580,984.972	5.95%

SAST – SA BlackRock Multi-Factor 70/30 Portfolio	Class 1	AGL	10,014.645	100.00%

	Class 3	AGL	5,969,735.982	91.83%

	Class 3	USL	434,115.292	6.68%

SAST – SA Emerging Markets Equity Index Portfolio	Class 1	SA Allocation Growth Portfolio	220,758.705	5.45%

	Class 1	SA Global Index Allocation 75/25 Portfolio	243,921.885	6.02%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 1	SA Global Index Allocation 90/10 Portfolio	1,005,496.514	24.80%

	Class 1	SA VCP Dynamic Allocation Portfolio	1,296,910.523	31.99%

	Class 1	SA VCP Dynamic Strategy Portfolio	874,762.221	21.58%

	Class 3	AGL	1,215,545.076	93.44%

	Class 3	USL	77,592.925	5.96%

SAST – SA Federated Hermes Corporate Bond Portfolio	Class 1	AGL	4,179,773.362	11.91%

	Class 1	SA VCP Dynamic Allocation Portfolio	18,587,949.592	52.97%

	Class 1	SA VCP Dynamic Strategy Portfolio	7,055,488.749	20.11%

	Class 2	AGL	818,694.980	100.00%

	Class 3	AGL	87,362,902.800	93.78%

	Class 3	USL	5,302,749.154	5.69%

SAST – SA Fidelity Institutional AM® Global Equities Portfolio	Class 1	AGL	1,768,649.241	15.18%

	Class 1	SA VCP Dynamic Allocation Portfolio	6,081,470.565	52.19%

	Class 1	SA VCP Dynamic Strategy Portfolio	3,160,038.588	27.12%

	Class 2	AGL	131,419.697	100.00%

	Class 3	AGL	2,599,351.413	92.24%

	Class 3	USL	205,379.052	7.29%

SAST – SA Fidelity Institutional AM® International Growth Portfolio	Class 1	SA Allocation Growth Portfolio	929,002.236	8.87%

	Class 1	SA Allocation Moderate Growth Portfolio	725,976.638	6.93%

	Class 1	SA VCP Dynamic Allocation Portfolio	5,579,094.447	53.26%

	Class 1	SA VCP Dynamic Strategy Portfolio	2,721,904.157	25.98%

	Class 3	AGL	951,990.845	86.30%

	Class 3	USL	142,744.665	12.94%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

SAST – SA Fidelity Institutional AM® Real Estate Portfolio	Class 1	AGL	1,145,354.740	14.91%

	Class 1	SA Allocation Growth Portfolio	538,495.326	7.01%

	Class 1	SA Allocation Moderate Growth Portfolio	482,497.371	6.28%

	Class 1	SA VCP Dynamic Allocation Portfolio	3,325,266.925	43.30%

	Class 1	SA VCP Dynamic Strategy Portfolio	1,723,612.560	22.44%

	Class 2	AGL	192,308.375	100.00%

	Class 3	AGL	9,133,647.880	93.77%

	Class 3	USL	573,729.528	5.89%

SAST – SA Fixed Income Index Portfolio	Class 1	SA Index Allocation 60/40 Portfolio	5,174,102.977	11.58%

	Class 1	SA Index Allocation 80/20 Portfolio	4,543,837.667	10.17%

	Class 1	SA Index Allocation 90/10 Portfolio	6,238,148.281	13.96%

	Class 1	SA VCP Index Allocation Portfolio	6,385,654.580	14.29%

	Class 1	SA VCP Dynamic Allocation Portfolio	8,621,355.618	19.29%

	Class 1	SA VCP Dynamic Strategy Portfolio	2,990,540.243	6.69%

	Class 3	AGL	9,235,613.097	86.76%

	Class 3	USL	985,949.850	9.26%

SAST – SA Fixed Income Intermediate Index Portfolio	Class 1	SA Index Allocation 60/40 Portfolio	5,359,931.315	12.05%

	Class 1	SA Index Allocation 80/20 Portfolio	4,812,103.417	10.82%

	Class 1	SA Index Allocation 90/10 Portfolio	6,449,842.341	14.50%

	Class 1	SA VCP Index Allocation Portfolio	6,618,850.633	14.88%

	Class 1	SA VCP Dynamic Allocation Portfolio	9,968,595.643	22.41%

	Class 1	SA VCP Dynamic Strategy Portfolio	3,796,807.712	8.53%

	Class 3	AGL	4,663,027.552	82.18%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 3	USL	851,395.683	15.01%

SAST – SA Franklin BW U.S. Large Cap Value Portfolio	Class 1	AGL	14,596,521.876	44.53%

	Class 1	SA VCP Dynamic Allocation Portfolio	9,128,730.099	27.85%

	Class 1	SA VCP Dynamic Strategy Portfolio	6,442,547.790	19.66%

	Class 2	AGL	1,826,030.546	100.00%

	Class 3	AGL	18,186,263.373	94.73%

	Class 3	USL	958,712.017	4.99%

SAST – SA Franklin Small Company Value Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	3,633,644.796	67.86%

	Class 1	SA VCP Dynamic Strategy Portfolio	1,381,954.858	25.81%

	Class 3	AGL	8,797,546.746	92.17%

	Class 3	USL	701,991.077	7.35%

SAST – SA Franklin Systematic U.S. Large Cap Core Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	5,927,437.737	52.84%

	Class 1	SA VCP Dynamic Strategy Portfolio	4,304,801.977	38.37%

	Class 3	AGL	1,316,434.007	95.52%

SAST – SA Franklin Systematic U.S. Large Cap Value Portfolio	Class 1	AGL	1,709,979.293	8.58%

	Class 1	SA VCP Dynamic Allocation Portfolio	8,989,321.298	45.09%

	Class 1	SA VCP Dynamic Strategy Portfolio	6,806,636.131	34.14%

	Class 2	AGL	327,363.381	100.00%

	Class 3	AGL	13,619,168.999	92.94%

	Class 3	USL	803,550.749	5.48%

SAST – SA Franklin Tactical Opportunities Portfolio	Class 1	AGL	4,677.538	100.00%

	Class 3	AGL	6,556,357.987	90.00%

	Class 3	USL	684,534.644	9.40%

SAST – SA Global Index Allocation 60/40 Portfolio	Class 3	AGL	4,825,844.859	87.02%

	Class 3	USL	594,978.194	10.73%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

SAST – SA Global Index Allocation 75/25 Portfolio	Class 1	AGL	22,146.764	100.00%

	Class 3	AGL	4,220,975.695	87.08%

	Class 3	USL	508,298.611	10.49%

SAST – SA Global Index Allocation 90/10 Portfolio	Class 1	AGL	173,848.520	100.00%

	Class 3	AGL	16,637,596.355	91.28%

	Class 3	USL	1,213,799.720	6.66%

SAST – SA Goldman Sachs Government and Quality Bond Portfolio	Class 1	AGL	3,432,598.835	7.20%

	Class 1	SA VCP Dynamic Allocation Portfolio	29,079,595.418	61.02%

	Class 1	SA VCP Dynamic Strategy Portfolio	9,616,115.163	20.18%

	Class 2	AGL	893,357.778	100.00%

	Class 3	AGL	34,282,789.891	93.55%

	Class 3	USL	2,082,634.856	5.68%

SAST – SA Goldman Sachs Multi-Asset Insights Portfolio	Class 1	AGL	17,426.630	100.00%

	Class 3	AGL	3,222,271.806	73.64%

	Class 3	VALIC	353,142.258	8.07%

	Class 3	USL	800,108.501	18.29%

SAST – SA Index Allocation 60/40 Portfolio	Class 1	AGL	26,006.292	100.00%

	Class 3	AGL	15,303,942.754	85.83%

	Class 3	USL	1,892,066.088	10.61%

SAST – SA Index Allocation 80/20 Portfolio	Class 1	AGL	149,919.189	100.00%

	Class 3	AGL	23,586,327.867	82.83%

	Class 3	USL	4,180,443.370	14.68%

SAST – SA Index Allocation 90/10 Portfolio	Class 1	AGL	346,596.476	100.00%

	Class 3	AGL	66,594,426.903	86.76%

	Class 3	USL	7,719,253.769	10.06%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

SAST – SA International Index Portfolio	Class 1	SA Global Index Allocation 90/10 Portfolio	9,642,148.796	18.76%

	Class 1	SA Index Allocation 80/20 Portfolio	4,165,907.392	8.11%

	Class 1	SA Index Allocation 90/10 Portfolio	16,454,986.578	32.02%

	Class 1	SA VCP Index Allocation Portfolio	3,111,974.498	6.05%

	Class 1	SA VCP Dynamic Allocation Portfolio	6,321,147.339	12.30%

	Class 1	SA VCP Dynamic Strategy Portfolio	4,445,762.258	8.65%

	Class 3	AGL	2,501,947.978	91.07%

	Class 3	USL	223,152.631	8.12%

SAST – SA Invesco Growth Opportunities Portfolio	Class 1	AGL	928,925.734	6.10%

	Class 1	SA VCP Dynamic Allocation Portfolio	10,967,415.374	72.04%

	Class 1	SA VCP Dynamic Strategy Portfolio	2,415,222.921	15.86%

	Class 2	AGL	242,148.801	100.00%

	Class 3	AGL	17,232,429.261	92.77%

	Class 3	USL	1,236,456.865	6.66%

SAST – SA Janus Focused Growth Portfolio	Class 1	AGL	865,362.014	6.29%

	Class 1	SA VCP Dynamic Allocation Portfolio	7,507,942.410	54.61%

	Class 1	SA VCP Dynamic Strategy Portfolio	3,800,794.755	27.65%

	Class 2	AGL	395,473.498	100.00%

	Class 3	AGL	9,834,556.937	92.54%

	Class 3	USL	723,382.719	6.81%

SAST – SA JPMorgan Diversified Balanced Portfolio	Class 1	AGL	5,241,049.339	97.22%

	Class 2	AGL	729,293.226	100.00%

	Class 3	AGL	12,539,292.022	91.99%

	Class 3	USL	967,994.044	7.10%

SAST – SA JPMorgan Emerging Markets Portfolio	Class 1	AGL	1,858,552.346	29.02%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 1	SA Allocation Growth Portfolio	492,332.889	7.69%

	Class 1	SA Allocation Moderate Growth Portfolio	361,945.830	5.65%

	Class 1	SA VCP Dynamic Allocation Portfolio	2,415,085.510	37.70%

	Class 1	SA VCP Dynamic Strategy Portfolio	893,997.256	13.96%

	Class 2	AGL	205,003.942	100.00%

	Class 3	AGL	9,639,999.401	93.40%

	Class 3	USL	639,262.477	6.19%

SAST – SA JPMorgan Equity-Income Portfolio	Class 1	AGL	3,570,847.118	33.42%

	Class 1	SA VCP Dynamic Allocation Portfolio	3,494,631.451	32.71%

	Class 1	SA VCP Dynamic Strategy Portfolio	2,634,556.973	24.66%

	Class 2	AGL	261,996.896	100.00%

	Class 3	AGL	10,071,895.412	93.51%

	Class 3	USL	648,799.864	6.02%

SAST – SA JPMorgan Large Cap Core Portfolio	Class 1	AGL	1,301,197.557	8.83%

	Class 1	SA VCP Dynamic Allocation Portfolio	6,990,424.006	47.46%

	Class 1	SA VCP Dynamic Strategy Portfolio	5,272,377.899	35.80%

	Class 2	AGL	142,064.020	100.00%

	Class 3	AGL	4,949,683.699	89.48%

	Class 3	USL	533,869.268	9.65%

SAST – SA JPMorgan MFS Core Bond Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	65,447,415.830	59.11%

	Class 1	SA VCP Dynamic Strategy Portfolio	23,225,850.023	20.98%

	Class 2	AGL	644,277.850	100.00%

	Class 3	AGL	95,354,828.390	93.50%

	Class 3	USL	5,929,892.083	5.81%

SAST – SA JPMorgan Mid-Cap Growth Portfolio	Class 1	AGL	3,786,000.989	35.48%

	Class 1	SA VCP Dynamic Allocation Portfolio	4,209,938.068	39.46%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 1	SA VCP Dynamic Strategy Portfolio	1,896,107.399	17.77%

	Class 2	AGL	684,825.598	100.00%

	Class 3	AGL	21,840,033.259	92.85%

	Class 3	USL	1,526,929.219	6.49%

SAST – SA JPMorgan Ultra-Short Bond Portfolio	Class 1	AGL	2,636,036.869	28.37%

	Class 1	SA VCP Dynamic Allocation Portfolio	4,417,721.126	47.54%

	Class 1	SA VCP Dynamic Strategy Portfolio	1,347,475.609	14.50%

	Class 2	AGL	774,336.716	100.00%

	Class 3	AGL	18,332,097.364	89.15%

	Class 3	USL	2,036,398.559	9.90%

SAST – SA Large Cap Growth Index Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	11,190,597.555	59.69%

	Class 1	SA VCP Dynamic Strategy Portfolio	5,301,745.746	28.28%

	Class 3	AGL	2,799,928.764	90.77%

	Class 3	USL	248,855.862	8.07%

SAST – SA Large Cap Index Portfolio	Class 1	SA Global Index Allocation 90/10 Portfolio	3,532,749.411	5.15%

	Class 1	SA Index Allocation 80/20 Portfolio	6,104,997.856	8.89%

	Class 1	SA Index Allocation 90/10 Portfolio	19,782,498.038	28.82%

	Class 1	SA VCP Index Allocation Portfolio	4,922,336.747	7.17%

	Class 1	SA VCP Dynamic Allocation Portfolio	17,037,672.034	24.82%

	Class 1	SA VCP Dynamic Strategy Portfolio	10,620,160.064	15.47%

	Class 3	AGL	3,267,660.384	89.50%

	Class 3	USL	312,406.304	8.56%

SAST – SA Large Cap Value Index Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	14,308,937.414	49.86%

	Class 1	SA VCP Dynamic Strategy Portfolio	10,902,592.560	37.99%

	Class 3	AGL	3,826,102.314	90.95%

	Class 3	USL	340,584.650	8.10%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

SAST – SA MFS Large Cap Growth Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	13,057,168.403	56.18%

	Class 1	SA VCP Dynamic Strategy Portfolio	5,897,863.200	25.38%

	Class 2	AGL	194,660.304	10.61%

	Class 2	Balanced Growth Strategy (Class 2)	405,561.051	22.11%

	Class 2	Conservative Growth Strategy (Class 2)	205,399.144	11.20%

	Class 2	Growth Strategy (Class 2)	427,259.319	23.30%

	Class 2	Moderate Growth Strategy (Class 2)	601,019.850	32.77%

	Class 3	AGL	12,901,403.345	83.82%

	Class 3	USL	1,007,766.736	6.55%

SAST – SA MFS Massachusetts Investors Trust Portfolio	Class 1	AGL	2,693,884.430	17.17%

	Class 1	SA VCP Dynamic Allocation Portfolio	6,555,164.581	41.77%

	Class 1	SA VCP Dynamic Strategy Portfolio	5,310,981.566	33.84%

	Class 2	AGL	376,005.405	100.00%

	Class 3	AGL	15,887,795.726	95.14%

SAST – SA MFS Total Return Portfolio	Class 1	AGL	5,559,530.872	97.35%

	Class 2	AGL	819,244.064	100.00%

	Class 3	AGL	17,679,714.483	95.44%

SAST – SA Mid Cap Index Portfolio	Class 1	SA Global Index Allocation 90/10 Portfolio	2,118,330.757	8.97%

	Class 1	SA Index Allocation 80/20 Portfolio	3,058,669.860	12.95%

	Class 1	SA Index Allocation 90/10 Portfolio	8,959,652.680	37.94%

	Class 1	SA VCP Index Allocation Portfolio	2,069,665.693	8.76%

	Class 1	SA VCP Dynamic Allocation Portfolio	3,215,214.646	13.62%

	Class 1	SA VCP Dynamic Strategy Portfolio	2,086,680.861	8.84%

	Class 3	AGL	5,222,021.792	90.84%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 3	USL	458,367.140	7.97%

SAST – SA PIMCO Global Bond Opportunities Portfolio	Class 1	AGL	1,309,807.928	26.13%

	Class 1	SA Allocation Growth Portfolio	253,056.877	5.05%

	Class 1	SA Allocation Moderate Growth Portfolio	273,780.624	5.46%

	Class 1	SA VCP Dynamic Allocation Portfolio	1,755,139.631	35.01%

	Class 1	SA VCP Dynamic Strategy Portfolio	1,097,096.005	21.88%

	Class 2	AGL	193,007.922	100.00%

	Class 3	AGL	21,844,509.316	90.68%

	Class 3	USL	2,042,706.494	8.48%

SAST – SA PIMCO RAE International Value Portfolio	Class 1	SA Allocation Growth Portfolio	465,495.757	7.71%

	Class 1	SA Allocation Moderate Growth Portfolio	448,339.844	7.43%

	Class 1	SA VCP Dynamic Allocation Portfolio	2,282,381.542	37.81%

	Class 1	SA VCP Dynamic Strategy Portfolio	2,483,247.787	41.13%

	Class 2	AGL	438,173.531	100.00%

	Class 3	AGL	16,299,015.158	95.38%

SAST – SA PineBridge High-Yield Bond Portfolio	Class 1	AGL	5,214,493.392	23.57%

		SA Allocation Balanced Portfolio	1,406,941.373	6.36%

	Class 1	SA Allocation Moderate Growth Portfolio	1,710,596.187	7.73%

	Class 1	SA Allocation Moderate Portfolio	1,249,065.663	5.65%

	Class 1	SA VCP Dynamic Allocation Portfolio	7,596,809.421	34.34%

	Class 1	SA VCP Dynamic Strategy Portfolio	3,837,768.775	17.35%

	Class 2	AGL	873,228.070	100.00%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 3	AGL	19,423,112.825	92.89%

	Class 3	USL	1,249,303.674	5.97%

SAST – SA Putnam International Value Portfolio	Class 1	AGL	2,242,793.510	16.05%

	Class 1	SA Allocation Growth Portfolio	891,458.643	6.38%

	Class 1	SA Allocation Moderate Growth Portfolio	730,909.797	5.23%

	Class 1	SA VCP Dynamic Allocation Portfolio	4,405,380.949	31.53%

	Class 1	SA VCP Dynamic Strategy Portfolio	5,032,140.334	36.02%

	Class 2	AGL	339,990.270	100.00%

	Class 3	AGL	6,952,558.933	93.76%

	Class 3	USL	452,776.145	6.11%

SAST – SA Schroders VCP Global Allocation Portfolio	Class 1	AGL	32,147.444	100.00%

	Class 3	AGL	26,288,296.152	85.08%

	Class 3	USL	3,524,205.581	11.41%

SAST – SA Small Cap Index Portfolio	Class 1	SA Global Index Allocation 90/10 Portfolio	1,465,520.983	9.35%

	Class 1	SA Index Allocation 80/20 Portfolio	1,671,290.496	10.66%

	Class 1	SA Index Allocation 90/10 Portfolio	4,885,887.621	31.18%

	Class 1	SA VCP Index Allocation Portfolio	1,507,062.323	9.62%

	Class 1	SA VCP Dynamic Allocation Portfolio	2,907,695.256	18.55%

	Class 1	SA VCP Dynamic Strategy Portfolio	1,320,603.191	8.43%

	Class 3	AGL	5,322,214.511	91.76%

	Class 3	USL	419,360.826	7.23%

SAST – SA T. Rowe Price Allocation Moderately Aggressive Portfolio	Class 1	AGL	23,031.162	100.00%

	Class 3	AGL	41,109,210.589	91.83%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 3	USL	3,405,249.622	7.61%

SAST – SA T. Rowe Price VCP Balanced Portfolio	Class 1	AGL	15,684.481	100.00%

	Class 3	AGL	82,247,895.900	87.07%

	Class 3	USL	9,351,003.366	9.90%

SAST – SA VCP Dynamic Allocation Portfolio	Class 1	AGL	76,070.438	100.00%

	Class 3	AGL	575,312,544.956	89.31%

	Class 3	USL	59,143,117.232	9.18%

SAST – SA VCP Dynamic Strategy Portfolio	Class 1	AGL	45,777.258	100.00%

	Class 3	AGL	289,722,427.533	87.69%

	Class 3	USL	34,955,328.983	10.58%

SAST – SA VCP Index Allocation Portfolio	Class 1	AGL	51,477.008	100.00%

	Class 3	AGL	31,564,115.489	80.49%

	Class 3	VALIC	2,522,585.339	6.43%

	Class 3	USL	5,128,948.769	13.08%

SAST – SA Wellington Capital Appreciation Portfolio	Class 1	AGL	9,228,370.300	65.29%

	Class 1	SA VCP Dynamic Allocation Portfolio	2,796,998.742	19.79%

	Class 1	SA VCP Dynamic Strategy Portfolio	1,129,520.621	7.99%

	Class 2	AGL	1,053,804.527	100.00%

	Class 3	AGL	35,555,434.910	94.14%

	Class 3	USL	1,989,005.578	5.27%

SAST – SA Wellington Strategic Multi-Asset Portfolio	Class 1	AGL	985,368.258	87.23%

	Class 1	Nassau	125,564.477	11.12%

	Class 3	AGL	13,218,062.949	90.54%

	Class 3	USL	1,193,514.691	8.18%

SST – SA Allocation Aggressive Portfolio	Class 1	Growth Strategy (Class 1)	1,284,931.461	95.49%

	Class 3	AGL	24,440,010.879	87.29%

	Class 3	USL	2,300,778.863	8.22%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

SST – SA Allocation Balanced Portfolio	Class 1	Conservative Growth Strategy (Class 1)	1,550,444.133	99.77%

	Class 3	AGL	18,778,569.738	86.94%

	Class 3	USL	1,788,961.131	8.28%

SST – SA Allocation Moderate Portfolio	Class 1	Balanced Growth Strategy (Class 1)	2,015,979.783	99.23%

	Class 3	AGL	21,093,658.936	86.28%

	Class 3	USL	1,778,304.441	7.27%

SST – SA Allocation Moderately Aggressive Portfolio	Class 1	Moderate Growth Strategy (Class 1)	2,826,249.357	98.96%

	Class 3	AGL	36,185,990.171	86.89%

	Class 3	USL	3,080,154.992	7.40%

SST – SA American Century Inflation Managed Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	13,821,849.974	62.59%

	Class 1	SA VCP Dynamic Strategy Portfolio	4,917,244.348	22.27%

	Class 3	AGL	33,656,794.548	91.93%

	Class 3	USL	2,341,042.097	6.39%

SST – SA Columbia Focused Value Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	6,802,213.320	51.69%

	Class 1	SA VCP Dynamic Strategy Portfolio	4,819,049.110	36.62%

	Class 2	AGL	537,882.645	100.00%

	Class 3	AGL	346,728.390	95.83%

SST – SA Franklin Allocation Moderately Aggressive Portfolio	Class 1	AGL	39,148.529	5.54%

	Class 1	Balanced Growth Strategy (Class 1)	132,238.246	18.73%

	Class 1	Conservative Growth Strategy (Class 1)	72,112.125	10.21%

	Class 1	Growth Strategy (Class 1)	290,049.026	41.08%

	Class 1	Moderate Growth Strategy (Class 1)	172,578.533	24.44%

	Class 2	Balanced Growth Strategy (Class 2)	539,806.670	25.01%

	Class 2	Conservative Growth Strategy (Class 2)	364,476.713	16.88%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

	Class 2	Growth Strategy (Class 2)	454,496.572	21.05%

	Class 2	Moderate Growth Strategy (Class 2)	799,951.596	37.06%

	Class 3	AGL	7,676,159.168	74.53%

	Class 3	Moderate Growth Strategy (Class 3)	651,498.729	6.33%

	Class 3	USL	780,876.162	7.58%

SST – SA Multi-Managed Diversified Fixed Income Portfolio	Class 1	SA Allocation Moderate Growth Portfolio	3,577,851.197	5.45%

	Class 1	SA VCP Dynamic Allocation Portfolio	41,633,198.508	63.41%

	Class 1	SA VCP Dynamic Strategy Portfolio	12,668,106.513	19.29%

	Class 2	AGL	1,041,299.578	100.00%

	Class 3	AGL	475,324.845	96.58%

SST – SA Multi-Managed International Equity Portfolio	Class 1	SA Allocation Growth Portfolio	2,485,938.499	11.05%

	Class 1	SA Allocation Moderate Growth Portfolio	1,899,489.335	8.44%

	Class 1	SA VCP Dynamic Allocation Portfolio	11,403,869.609	50.69%

	Class 1	SA VCP Dynamic Strategy Portfolio	5,250,449.914	23.34%

	Class 2	AGL	1,079,283.879	100.00%

	Class 3	AGL	818,454.144	95.08%

SST – SA Multi-Managed Large Cap Growth Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	8,645,236.820	56.58%

	Class 1	SA VCP Dynamic Strategy Portfolio	4,761,029.154	31.16%

	Class 2	AGL	2,230,276.247	100.00%

	Class 3	AGL	1,556,584.997	98.57%

SST – SA Multi-Managed Large Cap Value Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	11,074,321.910	50.40%

	Class 1	SA VCP Dynamic Strategy Portfolio	8,184,383.265	37.25%

	Class 2	AGL	1,365,847.675	100.00%

	Class 3	AGL	679,607.179	97.60%

Portfolio	Class	Shareholder Name	Shares Held	% of Class

SST – SA Multi-Managed Mid Cap Growth Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	4,091,683.106	51.25%

	Class 1	SA VCP Dynamic Strategy Portfolio	3,012,243.522	37.73%

	Class 2	AGL	1,250,385.547	100.00%

	Class 3	AGL	874,443.996	95.49%

SST – SA Multi-Managed Mid Cap Value Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	6,338,178.957	68.10%

	Class 1	SA VCP Dynamic Strategy Portfolio	2,153,157.071	23.13%

	Class 2	AGL	927,731.848	100.00%

	Class 3	AGL	557,159.401	97.43%

SST – SA Multi-Managed Small Cap Portfolio	Class 1	SA VCP Dynamic Allocation Portfolio	4,005,848.589	43.23%

	Class 1	SA VCP Dynamic Strategy Portfolio	4,274,526.964	46.13%

	Class 2	AGL	931,232.156	100.00%

	Class 3	AGL	698,427.786	96.40%

PROXY CARD VOTE ONLINE Vote online anytime, 24 hours a day. Go to vote.proxyonline.com. Enter your Control Number shown on this proxy card. Or use your smartphone camera to scan the QR code for direct access to the voting site. vote.proxyonline.com CONTROL NUMBER: 123456789101 VOTE BY PHONE Call (888) 227-9349 to access the automated voting system, available 24 hours a day. Call (800) 859-8511 if you would like to speak with a live representative. Representatives are available Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern Time. VOTER PROFILE: Voter ID: 123456789 Household ID: 000000 VOTE REGISTERED TO: VOTE BY MAIL Mark, sign, and date your proxy card, then return it in the postage-paid envelope provided. To ensure your vote is counted, please mail your proxy card as soon as possible before the Meeting. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SEASONS SERIES TRUST SUNAMERICA SERIES TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026 The undersigned, revoking all Proxies heretofore given, hereby appoints Edward J. Gizzi, Gregory R. Kingston, Kristina B. Magolis, and Jennifer M. Rogers , each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Special Meeting of Shareholders of the Seasons Series Trust and SunAmerica Series Trust to be held via live webstream on Tuesday, November 24, 2026 at 11:00 AM ET and at any and all postponements or adjournments thereof (the “Meeting”), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. DO YOU HAVE QUESTIONS? If you have questions about voting your proxy or about the Meeting, please call (800) 859-8511 toll-free. Representatives are available to assist you Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern Time. For the fastest service, please have your proxy card available when you call. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/venerable/docs/proxy2026.pdf.

PROXY CARD SEASONS SERIES TRUST SUNAMERICA SERIES TRUST NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporation or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. To vote, fill in the appropriate circle completely using blue or black ink. Please mark only one voting choice for each proposal. Example: OPTION 1: VOTE THE SAME WAY FOR ALL INVESTMENTS - Select For All, Withhold All, or For All Except below. Your selection will apply to Proposal 1 for all investments listed on this card. Do not complete Option 2 if you vote here. Select FOR ALL, WITHHOLD ALL or FOR ALL EXCEPT For All Withhold AllFor All Except No additional voting selections are required. All Investments To withhold authority for specific nominee(s), mark “For All Except” and list the nominee name(s) on the lines below. You may also vote online at vote.proxyonline.com or call the toll-free number (800) 859-8511 to speak with a representative. OPTION 2: VOTE EACH INVESTMENT SEPARATELY - Use this section only if you want to provide different voting instructions by investment or proposal. Mark one choice for each item. Do not complete this section if you voted in Option 1. PROPOSAL 1. To elect ten Trustees to the Board of Trustees of each of Seasons Series Trust and SunAmerica Series Trust (with respect to each Trust, to be voted on by all shareholders of the Portfolios of the Trust, voting together)For AllWithhold AllFor All Except 1A. Sherilyn Anderson1B. Julian Sluyters1C. Jane Mancini 1D. Bonnie Wongtrakcool1E. Tracey C. Doi1F. Christianne F. Kerns 1G. Charles H. Self III1H. Martha B. Willis1I. John T. Genoy 1J. Michal Levy To withhold authority for specific nominee(s), mark “For All Except” and list the nominee name(s) on the lines below. You may also vote online at vote.proxyonline.com or call the toll-free number (800) 859-8511 to speak with a representative. Investment(s) Voter ID Cusip For all Except SAST SA AB Small & Mid Cap Value Portfolio SAST SA American Funds Asset Allocation Portfolio SAST SA American Funds Global Growth Portfolio SAST SA American Funds Growth Portfolio SAST SA American Funds Growth-Income Portfolio SAST SA American Funds VCP Managed Allocation Portfolio THANK YOU FOR VOTING.

VOTING INSTRUCTION CARD VOTER PROFILE: Voter ID: 123456789 Household ID: 000000 VOTE REGISTERED TO:
VOTE BY MAIL Mark, sign, and date your proxy card, then return it in the postage-paid envelope provided.
To ensure your vote is counted, please mail your proxy card as soon as possible before the Meeting. VOTE ONLINE
Vote online anytime, 24 hours a day. Go to vote.proxyonline.com. Enter your Control Number shown on this proxy card.
Or use your smartphone camera to scan the QR code for direct access to the voting site. vote.proxyonline.com CONTROL NUMBER: 123456789101 VOTE BY PHONE Call (888) 227-9349 to access the automated voting system, available 24 hours a day.
Call (800) 859-8511 if you would like to speak with a live representative. Representatives are available Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern Time. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SEASONS SERIES TRUST SUNAMERICA SERIES TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026 INSURANCE COMPANY NAME PRINTS HERE The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named insurance company (the “Insurance Company”) to vote all shares of the above-mentioned trust, in which the undersigned had an interest as a policy owner on September 4, 2026, at the Joint Special Meeting of Shareholders of the Fund (the “Meeting”) to be held via live webstream on Tuesday, November 24, 2026 at 11:00 AM ET and at any adjournments or postponements thereof. Receipt of the related Proxy Statement and accompanying Notice of the Meeting that describes the proposal to be considered and voted on is hereby acknowledged. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares attributable to your account value in proportion to the votes of policy owners allocating assets to such Fund for which voting instructions have been received. Shares will be voted on in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote “FOR” the Proposal. DO YOU HAVE QUESTIONS? If you have questions about voting your proxy or about the Meeting, please call (800) 859-8511 toll-free. Representatives are available to assist you Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern Time. For the fastest service, please have your proxy card available when you call. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/venerable/docs/proxy2026.pdf.

VOTING INSTRUCTION CARD SEASONS SERIES TRUST SUNAMERICA SERIES TRUST NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporation or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE By signing and dating above, you instruct the Insurance Company to vote shares of the Fund attributable to your policy/account at the Special Meeting and all adjournments thereof. When properly executed, this Voting Instruction Card will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The Voting Instruction Card also grants discretionary power to the Insurance Company to vote upon any other matters that may arise at the Special Meeting. THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND THE PROPOSALS (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This Voting Instruction Card will be voted as instructed. This Voting Instruction Card may be revoked prior to its exercise by filing with the Insurance Company an instrument revoking this Voting Instruction Card or a duly executed Voting Instruction Card bearing a later date. To vote, fill in the appropriate circle completely using blue or black ink and mark only one voting choice for each proposal. Example: OPTION 1: VOTE THE SAME WAY FOR ALL INVESTMENTS - Select For All, Withhold All, or For All Except below. Your selection will apply to Proposal 1 for all investments listed on this card. Do not complete Option 2 if you vote here. Select FOR ALL, WITHHOLD ALL or FOR ALL EXCEPT For All Withhold All For All Except No additional voting selections are required. All Investments To withhold authority for specific nominee(s), mark “For All Except” and list the nominee name(s) on the lines below. You may also vote online at vote.proxyonline.com or call the toll-free number (800) 859-8511 to speak with a representative. OPTION 2: VOTE EACH INVESTMENT SEPARATELY - Use this section only if you want to provide different voting instructions by investment or proposal. Mark one choice for each item. Do not complete this section if you voted in Option 1. PROPOSAL 1. To elect ten Trustees to the Board of Trustees of each of Seasons Series Trust and SunAmerica Series Trust (with respect to each Trust, to be voted on by all shareholders of the Portfolios of the Trust, voting together) For All Withhold AllFor All Except 1A. Sherilyn Anderson 1B. Julian Sluyters 1C. Jane Mancini 1D. Bonnie Wongtrakcool 1E. Tracey C. Doi 1F. Christianne F. Kerns 1G. Charles H. Self III 1H. Martha B. Willis 1I. John T. Genoy 1J. Michal Levy To withhold authority for specific nominee(s), mark “For All Except” and list the nominee name(s) on the lines below. You may also vote online at vote.proxyonline.com or call the toll-free number (800) 859-8511 to speak with a representative. Investment(s) Voter ID Cusip For all Except SAST SA AB Small & Mid Cap Value Portfolio SAST SA American Funds Asset Allocation Portfolio SAST SA American Funds Global Growth Portfolio SAST SA American Funds Growth Portfolio SAST SA American Funds Growth-Income Portfolio SAST SA American Funds VCP Managed Allocation Portfolio THANK YOU FOR VOTING.

PROXY CARD VOTE ONLINE Vote online anytime, 24 hours a day. Go to vote.proxyonline.com. Enter your Control Number shown on this proxy card. Or use your smartphone camera to scan the QR code for direct access to the voting site. vote.proxyonline.com CONTROL NUMBER: 123456789101 VOTER PROFILE: Voter ID: 123456789 Household ID: 000000 VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! VOTE BY PHONE Call (888) 227-9349 to access the automated voting system, available 24 hours a day. Call (800) 859-8511 if you would like to speak with a live representative. Representatives are available Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern Time. VOTE BY MAIL Mark, sign, and date your proxy card, then return it in the postage-paid envelope provided. To ensure your vote is counted, please mail your proxy card as soon as possible before the Meeting. SEASONS SERIES TRUST SUNAMERICA SERIES TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026 The undersigned, revoking all Proxies heretofore given, hereby appoints Edward J. Gizzi, Gregory R. Kingston, Kristina B. Magolis, and Jennifer M. Rogers, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Special Meeting of Shareholders of the Seasons Series Trust and SunAmerica Series Trust to be held via live webstream on Tuesday, November 24, 2026 at 11:00 AM ET and at any and all postponements or adjournments thereof (the “Meeting”), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. DO YOU HAVE QUESTIONS? If you have questions about voting your proxy or about the Meeting, please call (800) 859-8511 toll-free. Representatives are available to assist you Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern Time. For the fastest service, please have your proxy card available when you call. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/venerable/docs/proxy2026.pdf.

PROXY CARD SEASONS SERIES TRUST SUNAMERICA SERIES TRUST NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporation or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. To vote, fill in the appropriate circle completely using blue or black ink. Please mark only one voting choice for each proposal. Example: OPTION 1: VOTE THE SAME WAY FOR ALL INVESTMENTS - Select For All, Against All, or Abstain/Withhold All. Your selection will apply to Proposal 1 for all investments listed on this card. Do not complete Option 2 if you vote here. Vote Once for All Investments and Proposals. Select FOR ALL, AGAINST ALL, or WITHHOLD/ABSTAIN ALL. For All Against AllAbstain/Withhold All No additional voting selections are required. All Investments OPTION 2: VOTE EACH INVESTMENT SEPARATELY - Use this section only if you want to provide different voting instructions by investment or proposal. Mark one choice for each item. Do not complete this section if you voted in Option 1. PROPOSAL 1. To elect ten Trustees to the Board of Trustees of each of Seasons Series Trust and SunAmerica Series Trust (with respect to each Trust, to be voted on by all shareholders of the Portfolios of the Trust, voting together)For AllWithhold AllFor All Except 1A. Sherilyn Anderson1B. Julian Sluyters1C. Jane Mancini 1D. Bonnie Wongtrakcool 1E. Tracey C. Doi1F. Christianne F. Kerns 1G. Charles H. Self III1H. Martha B. Willis1I. John T. Genoy 1J. Michal Levy To withhold authority for specific nominee(s), mark “For All Except” and list the nominee name(s) on the lines below. You may also vote online at vote.proxyonline.com or call the toll-free number (800) 859-8511 to speak with a representative. Investment(s) Voter ID Cusip For all Except SAST SA AB Small & Mid Cap Value Portfolio SAST SA American Funds Asset Allocation Portfolio SAST SA American Funds Global Growth Portfolio SAST SA American Funds Growth Portfolio SAST SA American Funds Growth-Income Portfolio SAST SA American Funds VCP Managed Allocation Portfolio SAST SA BlackRock Multi-Factor 70/30 Portfolio

PROPOSAL 2. Approve the change of the sub-classification from diversified to non-diversified of each of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio, each a series of SAST. (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately). Investment(s) Voter ID Cusip ForAgainstAbstain SA AB Growth PortfolioSA Franklin Systematic U.S. Large Cap Core Portfolio SA JPMorgan Emerging Markets PortfolioSA JPMorgan Large Cap Core Portfolio,SA Wellington Capital Appreciation Portfolio THANK YOU FOR VOTING.

VOTING INSTRUCTION CARD VOTE ONLINE Vote online anytime, 24 hours a day. Go to vote.proxyonline.com. Enter your Control Number shown on this proxy card. Or use your smartphone camera to scan the QR code for direct access to the voting site. vote.proxyonline.com CONTROL NUMBER: 123456789101 VOTER PROFILE: Voter ID: 123456789 Household ID: 000000 VOTE REGISTERED TO: VOTE BY PHONE Call (888) 227-9349 to access the automated voting system, available 24 hours a day. Call (800) 859-8511 if you would like to speak with a live representative. Representatives are available Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern Time. VOTE BY MAIL Mark, sign, and date your proxy card, then return it in the postage-paid envelope provided. To ensure your vote is counted, please mail your proxy card as soon as possible before the Meeting. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SEASONS SERIES TRUST SUNAMERICA SERIES TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026 INSURANCE COMPANY NAME PRINTS HERE The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named insurance company (the “Insurance Company”) to vote all shares of the above-mentioned trust, in which the undersigned had an interest as a policy owner on September 4, 2026, at the Joint Special Meeting of Shareholders of the Fund (the “Meeting”) to be held via live webstream on Tuesday, November 24, 2026 at 11:00 AM ET and at any adjournments or postponements thereof. Receipt of the related Proxy Statement and accompanying Notice of the Meeting that describes the proposal to be considered and voted on is hereby acknowledged. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares attributable to your account value in proportion to the votes of policy owners allocating assets to such Fund for which voting instructions have been received. Shares will be voted on in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote “FOR” the Proposal. DO YOU HAVE QUESTIONS? If you have questions about voting your proxy or about the Meeting, please call (800) 859-8511 toll-free. Representatives are available to assist you Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern Time. For the fastest service, please have your proxy card available when you call. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/venerable/docs/proxy2026.pdf.

SEASONS SERIES TRUST SUNAMERICA SERIES TRUST NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporation or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE By signing and dating above, you instruct the Insurance Company to vote shares of the Fund attributable to your policy/account at the Special Meeting and all adjournments thereof. When properly executed, this Voting Instruction Card will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The Voting Instruction Card also grants discretionary power to the Insurance Company to vote upon any other matters that may arise at the Special Meeting. THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND THE PROPOSALS (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This Voting Instruction Card will be voted as instructed. This Voting Instruction Card may be revoked prior to its exercise by filing with the Insurance Company an instrument revoking this Voting Instruction Card or a duly executed Voting Instruction Card bearing a later date. To vote, fill in the appropriate circle completely using blue or black ink. Please mark only one voting choice for each proposal. Example: OPTION 1: VOTE THE SAME WAY FOR ALL INVESTMENTS - Select For All, Against All, or Withhold/Abstain All below. Your selection will apply to Proposal 1 for all investments listed on this card. Do not complete Option 2 if you vote here. Vote Once for All Investments and Proposals. Select FOR ALL, AGAINST ALL, or WITHHOLD/ABSTAIN ALL. FOR ALL AGAINST ALLWITHHOLD/ ABSTAIN ALL No additional voting selections are required. All Investments To withhold authority for specific nominee(s), mark “For All Except” and list the nominee name(s) on the lines below. You may also vote online at vote.proxyonline.com or call the toll-free number (800) 859-8511 to speak with a representative. OPTION 2: VOTE EACH INVESTMENT SEPARATELY - Use this section only if you want to provide different voting instructions by investment or proposal. Mark one choice for each item. Do not complete this section if you voted in Option 1. PROPOSAL 1. To elect ten Trustees to the Board of Trustees of each of Seasons Series Trust and SunAmerica Series Trust (with respect to each Trust, to be voted on by all shareholders of the Portfolios of the Trust, voting together) For All Withhold AllFor All Except 1A. Sherilyn Anderson 1B. Julian Sluyters 1C. Jane Mancini 1D. Bonnie Wongtrakcool 1E. Tracey C. Doi 1F. Christianne F. Kerns 1G. Charles H. Self III 1H. Martha B. Willis 1I. John T. Genoy 1J. Michal Levy To withhold authority for specific nominee(s), mark “For All Except” and list the nominee name(s) on the lines below. You may also vote online at vote.proxyonline.com or call the toll-free number (800) 859-8511 to speak with a representative. Investment(s) Voter ID Cusip For all Except SAST SA AB Small & Mid Cap Value Portfolio SAST SA American Funds Asset Allocation Portfolio SAST SA American Funds Global Growth Portfolio SAST SA American Funds Growth Portfolio

SAST SA American Funds Growth-Income Portfolio PROPOSAL 2. Approve the change of the sub-classification from diversified to non-diversified of each of the SA AB Growth Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA JPMorgan Emerging Markets Portfolio, SA JPMorgan Large Cap Core Portfolio, and SA Wellington Capital Appreciation Portfolio, each a series of SAST. (With respect to each Portfolio, to be voted on by shareholders of the Portfolio, voting separately). Investment(s) Voter ID Cusip ForAgainstAbstain SA AB Growth Portfolio SA Franklin Systematic U.S. Large Cap Core Portfolio SA JPMorgan Emerging Markets Portfolio SA JPMorgan Large Cap Core Portfolio, SA Wellington Capital Appreciation Portfolio THANK YOU FOR VOTING.